QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AXIS Capital Holdings Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

AXIS CAPITAL HOLDINGS LIMITED

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 9, 2004

October 15, 2004

        Notice is hereby given that the Special General Meeting of Shareholders of AXIS Capital Holdings Limited (the "Company") will be held at Chesney House, 2nd Floor, 96 Pitts Bay Road, Pembroke HM 08, Bermuda, on Thursday, December 9, 2004 at 8:30 a.m. local time for the following purposes:

  1.
  To amend the Company's bye-laws as described in the attached proxy statement;

  2.
  To amend the bye-laws of the Company's subsidiary, AXIS Specialty Limited, as described in the attached proxy statement;

  3.
  To amend the articles of association of the Company's subsidiary, AXIS Specialty Holdings Ireland Limited, as described in the attached proxy statement;

  4.
  To authorize the elections by the Company and AXIS Specialty Holdings Ireland to dispense with the annual general meetings of the Company's Irish subsidiaries;

  5.
  To amend the articles of association of the Company's subsidiary, AXIS Specialty UK Limited, as described in the attached proxy statement;

  6.
  To authorize the liquidation of the Company's subsidiary, AXIS Specialty UK Holdings Limited;

  7.
  To authorize the dissolution of the Company's subsidiary, AXIS Specialty (Barbados) Limited; and

  8.
  To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

        Only shareholders of record, as shown by the transfer books of the Company, at the close of business on September 30, 2004, are entitled to notice of and to vote at the meeting.

        PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                      By Order of the Board of Directors,
                      Carol S. Rivers
                      SECRETARY

AXIS CAPITAL HOLDINGS LIMITED
106 PITTS BAY ROAD, PEMBROKE HM 08, BERMUDA

PROXY STATEMENT
FOR
THE SPECIAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 9, 2004

October 15, 2004

        This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of AXIS Capital Holdings Limited (the "Company") to be voted at the Special General Meeting of Shareholders of the Company to be held on December 9, 2004 and any postponements or adjournments thereof.

        When the accompanying proxy card is properly executed and returned, the common shares, par value U.S.$0.0125 per share, of the Company that it represents will be voted as specified at the meeting on the following: (1) the amendment of our bye-laws as described in this proxy statement; (2) the amendment of the bye-laws of our subsidiary, AXIS Specialty Limited, as described in this proxy statement; (3) the amendment of the articles of association of our subsidiary, AXIS Specialty Holdings Ireland Limited, as described in this proxy statement; (4) the elections to dispense with annual general meetings for our Irish subsidiaries; (5) the amendment of the articles of association of our subsidiary, AXIS Specialty UK Limited, as described in this proxy statement; (6) the liquidation of our subsidiary, AXIS Specialty UK Holdings Limited; (7) the dissolution of our subsidiary, AXIS Specialty (Barbados) Limited; and (8) such other business as may properly come before the meeting or any postponements or adjournments thereof.

        Shareholders of record as of the close of business on September 30, 2004 will be entitled to vote at the meeting. As of September 30, 2004, there were 154,907,232 outstanding common shares entitled to vote at the meeting. Except as set forth in our bye-laws, each common share entitles the holder of record to one vote. In accordance with our bye-laws, shareholders whose shares constitute 9.5% or more of the voting power of our common shares are entitled to less than one vote for each common share held by them and shareholders whose voting power is not so reduced are entitled to more than one vote for each common share held by them. Shareholders who are entitled to less than one vote for each common share will be notified by us of their voting power prior to the meeting. All other shareholders will be entitled to 1.8753946 votes for each common share held by them.

        Approval of each of the resolutions requires the affirmative vote of a majority of the votes cast at the meeting by the holders of shares represented in person or by proxy at the meeting, provided that there is a quorum consisting of two or more persons present in person and representing in person or by proxy shares representing more than fifty percent (50%) of the aggregate voting power of the Company. Common shares held by shareholders who are present in person or by proxy at the meeting and who elect to abstain from voting on any resolutions and broker non-votes will be counted towards the presence of a quorum but will not be counted as a vote for the resolutions. Common shares held by shareholders who have signed their proxy cards but have not specified how their shares are to be voted will be counted towards the presence of a quorum and will be voted for the resolutions.

        Any shareholder giving a proxy has the power to revoke it prior to its exercise by delivering a subsequent notice of revocation to the Company's Secretary in writing, by execution of a subsequent proxy card or by voting in person at the meeting.

        This proxy statement, the attached notice of special general meeting and the accompanying proxy card are first being mailed to shareholders on or about October 15, 2004.

        YOUR VOTE AT THE MEETING IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

1.    AMENDMENTS TO OUR BYE-LAWS

        In September 2004, our board of directors approved amending our bye-laws and directed that the amended bye-laws be submitted to the shareholders for approval at a special general meeting of shareholders. The following summary discusses the material changes to our bye-laws. A complete copy of the amended bye-laws is attached as appendix A to this proxy statement.

Voting Provisions Regarding our Subsidiaries

        Under our current bye-laws, if the Company is required or entitled to vote on any matter at a general meeting of any direct subsidiary of the Company, our directors must refer the matter to the shareholders of the Company and seek authority from the Company's shareholders for the Company's representative or proxy to vote in favor of the resolution proposed by the subsidiary. Our directors must cause the Company's representative or proxy to vote the Company's shares in the subsidiary pro rata to the votes received at the general meeting of the Company. This provision is intended to protect our large shareholders from the risk of unfavorable tax treatment under the United States tax laws.

        Under the amended bye-laws, our directors are not required to refer the appointment, removal and remuneration of auditors, the approval of financial statements and related reports and the remuneration of directors with respect to any direct subsidiary to a vote of shareholders of the Company. We believe this amendment is necessary in order to facilitate a more orderly annual meeting process. Under our current bye-laws, we are required to include numerous proposals relating to our subsidiaries that are ministerial in nature. The inclusion of such a large number of proposals prohibits us from utilizing a standard form of proxy card for our public shareholders and prohibits our public shareholders from submitting their proxies via the telephone and Internet. In addition, due to the changed composition of our shareholder base, we believe that the risk of adverse tax consequences to our large shareholders resulting from this amendment is small.

Voting Adjustments

        Under our current bye-laws, the voting rights of shareholders whose shares constitute 9.5% or more of the voting power of our common shares are reduced. The votes that would have otherwise been cast by such shareholders are re-allocated to the other shareholders on a pro rata basis. This provision is intended to protect our large shareholders from the risk of unfavorable tax treatment under the United States tax laws.

        Under the amended bye-laws, the voting reduction operates in the same manner, except that the restricted votes are not reallocated to the other shareholders. We believe that this amendment is necessary in order to facilitate a more orderly annual meeting process. The re-allocation process requires additional calculations and testing that are not required to satisfy tax or corporate regulations. As a result, the elimination of this provision does not alter the risk of adverse tax consequences to our shareholders.

        In addition, our current bye-laws require us to notify each shareholder of any adjustments made to their voting power. The amended bye-laws have eliminated this provision as all but a few shareholders will be entitled to one vote for each common share. We intend to notify any shareholder whose voting power is reduced prior to any meeting at which the shares will be entitled to vote.

Other Amendments

        The amended bye-laws also contain some immaterial amendments, including

  •
  the deletion of defined terms that are no longer used in the bye-laws;

2

  •
  the deletion of a requirement that notice of a meeting of our board of directors be given three days prior to the meeting;

  •
  provision for officers of the Company to approve requests for indemnity in the event of lost stock certificates;

  •
  provision for our board of directors to fill a vacancy in the office of auditor if the auditor is unable to serve; and

  •
  clarifications to existing provisions of the bye-laws.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO OUR BYE-LAWS.

2.    AMENDMENTS TO THE BYE-LAWS OF
AXIS SPECIALTY LIMITED

        AXIS Specialty Limited ("AXIS Specialty") is one of our wholly owned subsidiaries and is a company organized under the laws of Bermuda. Because of the voting provisions contained in our bye-laws as described above, any amendments to the bye-laws of AXIS Specialty must be approved by our shareholders. If the amendment to our bye-laws described above is not approved at the meeting, the bye-laws of AXIS Specialty will not be amended as described in this proxy statement. The following summary discusses the material changes to the bye-laws of AXIS Specialty. A complete copy of the amended bye-laws is attached as appendix B to this proxy statement.

Voting Provisions Regarding Subsidiaries

        Under the current bye-laws of AXIS Specialty, if AXIS Specialty is required or entitled to vote on any matter at a general meeting of any direct subsidiary of AXIS Specialty, its directors must refer the matter to the shareholders of AXIS Specialty and seek authority from such shareholders for AXIS Specialty's representative or proxy to vote in favor of the resolution proposed by the subsidiary. The directors must cause AXIS Specialty's representative or proxy to vote AXIS Specialty's shares in the subsidiary pro rata to the votes received at the general meeting of AXIS Specialty. This provision is intended to have the same effect as the similar provision contained in our bye-laws.

        Under the amended bye-laws of AXIS Specialty, the directors are not required to refer the appointment, removal and remuneration of auditors, the approval of financial statements and related reports and the remuneration of directors with respect to any direct subsidiary of AXIS Specialty to a vote of shareholders of AXIS Specialty. We believe this amendment is necessary in order to coordinate the bye-laws of AXIS Specialty with our bye-laws.

Remuneration of Directors and Auditors

        The current bye-laws of AXIS Specialty require that the remuneration of directors must be approved by the shareholders of AXIS Specialty. This is not required by Bermuda law. The amended bye-laws of AXIS Specialty provide that the remuneration of directors must be approved by the board of directors.

        The current bye-laws of AXIS Specialty require that the remuneration of auditors must be approved by the shareholders of AXIS Specialty. This is not required by Bermuda law. The amended bye-laws of AXIS Specialty provide that the remuneration of auditors must be approved by the board of directors.

        We believe that these amendments are necessary to simplify the annual meeting procedures of AXIS Specialty.

3

Number of Directors

        The current bye-laws of AXIS Specialty provide that the board of directors of AXIS Specialty shall consist of two directors or such higher number as the shareholders of AXIS Specialty may determine. The amended bye-laws of AXIS Specialty provide that the board of directors of AXIS Specialty shall consist of not less than two nor more than 10 directors or such higher number as the board of directors of AXIS Specialty may determine. We believe that this amendment is necessary in order to give us the flexibility to increase the number of directors of AXIS Specialty without requiring a vote of our shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO THE BYE-LAWS OF AXIS SPECIALTY.

3.    AMENDMENTS TO THE ARTICLES OF ASSOCIATION OF
AXIS SPECIALTY HOLDINGS IRELAND LIMITED

        AXIS Specialty Holdings Ireland Limited ("AXIS Ireland") is one of our wholly owned subsidiaries and is a company incorporated under the laws of Ireland. Because of the voting provisions contained in our bye-laws as described above, any amendments to the articles of association of AXIS Ireland must be approved by our shareholders. If the amendment to our bye-laws described above is not approved at the meeting, the articles of association of AXIS Ireland will not be amended as described in this proxy statement. The following summary discusses the material changes to the articles of association of AXIS Ireland. A complete copy of the amended articles of association is attached as appendix C to this proxy statement.

Voting Provisions Regarding Subsidiaries

        Under the current articles of association of AXIS Ireland, if AXIS Ireland is required or entitled to vote on any matter at a general meeting of any direct subsidiary of AXIS Ireland, its directors must refer the matter to the shareholders of AXIS Ireland and seek authority from such shareholders for AXIS Ireland's representative or proxy to vote in favor of the resolution proposed by the subsidiary. If the resolution proposed for consideration by AXIS Ireland is an ordinary resolution (or one that requires the approval of a simple majority of the shareholders of the subsidiary to be passed), then the resolution to be put to the shareholders of AXIS Ireland would be an ordinary resolution. If the resolution is a special resolution (or otherwise requires the approval of more than a simple majority of the shareholders of the subsidiary to be passed), then the resolution to be put to the shareholders of AXIS Ireland would be a special resolution. If the resolution is passed, the directors of AXIS Ireland must cause AXIS Ireland's representative or proxy to vote AXIS Ireland's shares in the subsidiary in favour of the resolution and if it is not passed then the directors of AXIS Ireland will cause AXIS Ireland's representative or proxy to vote AXIS Ireland's shares in the subsidiary against the resolution. This provision is intended to have the same effect as the similar provision contained in our bye-laws.

        Under the amended articles of association of AXIS Ireland, the directors are not required to refer the appointment, removal and remuneration of auditors and the approval of financial statements and related reports with respect to any direct subsidiary of AXIS Ireland to a vote of shareholders of AXIS Ireland. We believe that this amendment is necessary in order to coordinate the articles of association of AXIS Ireland with our bye-laws. The amended articles of association also eliminate a duplicative provision regarding the election of directors of subsidiaries of AXIS Ireland.

Resignation of Directors

        The current articles of association of AXIS Ireland provide that if a majority of directors of AXIS Ireland resign then the remaining directors also must resign. The amended articles of association of AXIS Ireland eliminate this provision. We believe that this amendment is necessary in order to give us

4

the flexibility to reduce the number of directors of AXIS Ireland without requiring a vote of our shareholders to elect new directors of AXIS Ireland.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO THE ARTICLES OF ASSOCIATION OF AXIS IRELAND.

4.    ELECTIONS TO HAVE OUR IRISH SUBSIDIARIES DISPENSE WITH
THEIR ANNUAL GENERAL MEETINGS

        AXIS Specialty Europe Limited ("AXIS Europe") and AXIS Re Limited ("AXIS Re") are wholly owned subsidiaries of AXIS Ireland and are companies incorporated under the laws of Ireland. Because of the voting provisions contained in our bye-laws and the articles of association of AXIS Ireland, each as described above, any matter submitted to the shareholders of AXIS Ireland, AXIS Europe or AXIS Re must be approved by our shareholders.

        Each of AXIS Ireland, AXIS Europe and AXIS Re currently hold an annual general meeting of shareholders. Each of these companies is a wholly owned subsidiary of the Company and has only one shareholder. Under Irish law, companies with only one shareholder are permitted to dispense with the need to hold an annual general meeting. Instead of holding an annual general meeting, the company must send to its shareholder a copy of the statutory accounts. This election can be reversed by the shareholder or the company's auditors at any time.

        We are seeking authority to have the Company elect to have AXIS Ireland dispense with the need to hold an annual general meeting in 2005 and subsequent years and for AXIS Ireland to elect to have each of AXIS Europe and AXIS Re dispense with the need to hold an annual general meeting in 2005 and subsequent years. We may decide not to make this election at any time prior to the effective time of the election and may revoke the election at any time. Similarly, AXIS Ireland may decide not to make this election at any time prior to the effective time of the election and may revoke the election at any time. We believe that this approval is necessary in order to give us the ability to simplify our corporate organization.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTIONS TO HAVE OUR IRISH SUBSIDIARIES DISPENSE WITH THEIR ANNUAL GENERAL MEETINGS.

5.    AMENDMENTS TO THE ARTICLES OF ASSOCIATION OF
AXIS SPECIALTY UK LIMITED

        AXIS Specialty UK Limited ("AXIS UK") is one of our wholly owned subsidiaries and is a company organized under the laws of the United Kingdom. Because of the voting provisions contained in our bye-laws as described above, any amendments to the articles of association of AXIS UK must be approved by our shareholders. If the amendment to our bye-laws described above is not approved at the meeting, the articles of association of AXIS UK will not be amended as described in this proxy statement. The following summary discusses the material changes to the articles of association of AXIS UK. A complete copy of the amended articles of association is attached as appendix D to this proxy statement.

Voting Provisions Regarding Subsidiaries

        Under the current articles of association of AXIS UK, if AXIS UK is required or entitled to vote on any matter at a general meeting of any direct subsidiary of AXIS UK, its directors must refer the matter to the shareholders of AXIS UK and seek authority from such shareholders for AXIS UK's representative or proxy to vote in favor of the resolution proposed by the subsidiary. The directors must cause the representative or proxy to vote AXIS UK's shares in the subsidiary pro rata to the votes received at the general meeting of AXIS UK. This provision is intended to have the same effect as the similar provision contained in our bye-laws.

5

        Under the amended articles of association of AXIS UK, the directors are not required to refer the appointment, removal and remuneration of auditors, the approval of financial statements and related reports and the remuneration of directors with respect to any direct subsidiary of AXIS UK to a vote of shareholders of AXIS UK. We believe that this amendment is necessary in order to coordinate the articles of association of AXIS UK with our bye-laws.

Issuance and Transfer of Shares

        The current articles of association of AXIS UK require that any issuance of new shares of AXIS UK and any transfer of shares of AXIS UK must be approved by the shareholders of AXIS UK. This is not required by English law. The amended articles of association of AXIS UK eliminate these provisions. As a result, the board of directors of AXIS UK would have the authority to issue new shares of AXIS UK, subject to the available authorized but unissued capital, and approve transfers of shares of AXIS UK. We believe that these amendments are necessary to simplify the corporate administration and reorganisation procedures for AXIS UK without requiring a vote of our shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO THE ARTICLES OF ASSOCIATION OF AXIS UK.

6.    LIQUIDATION OF AXIS SPECIALTY UK HOLDINGS LIMITED

        AXIS Specialty UK Holdings Limited ("AXIS UK Holdings") is one of our wholly owned subsidiaries and is a company organized under the laws of the United Kingdom. Because of the voting provisions contained in our bye-laws as described above, any matter that must be submitted to the shareholders of AXIS UK Holdings must be approved by our shareholders.

        AXIS UK Holdings is not an operating company. It was formed to provide to our other European subsidiaries services that are no longer required. In addition, it holds the lease for our London office, which we are in the process of assigning to AXIS UK. If this assignment is completed, we may desire to liquidate AXIS UK Holdings. The liquidation (by way of a members voluntary liquidation) of AXIS UK Holdings requires the approval of its shareholders under the laws of the United Kingdom.

        We are seeking authority to liquidate AXIS UK Holdings. We may decide not to liquidate AXIS UK Holdings any time prior to the effective time of its liquidation. We believe that this approval is necessary in order to give us the ability to simplify our corporate organization.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE LIQUIDATION OF AXIS UK HOLDINGS.

7.    DISSOLUTION OF AXIS SPECIALTY (BARBADOS) LIMITED

        AXIS Specialty (Barbados) Limited ("AXIS Barbados") is one of our wholly owned subsidiaries and is a company organized under the laws of Barbados. Because of the voting provisions contained in our bye-laws as described above, any matter that must be submitted to the shareholders of AXIS Barbados must be approved by our shareholders.

        AXIS Barbados acts as a holding company for our United States operations. It was formed to take advantage of certain tax benefits that were available pursuant to the terms of the income tax treaty between the United States and Barbados. Legislation has been introduced in the U.S. Congress that would eliminate these benefits. If this legislation is enacted, we may desire to dissolve AXIS Barbados. The dissolution of AXIS Barbados requires the approval of its shareholders under Barbados law.

        We are seeking authority to dissolve AXIS Barbados. We may decide not to dissolve AXIS Barbados any time prior to the effective time of its dissolution. We believe that this approval is necessary in order to give us the ability to simplify our corporate organization.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE DISSOLUTION OF AXIS BARBADOS.

6

PRINCIPAL SHAREHOLDERS

        The following table sets forth information as of September 30, 2004 regarding beneficial ownership of our common shares by:

  •
  each person or group known to us to be the beneficial owner of more than 5% of our common shares;

  •
  each of our directors;

  •
  our Chief Executive Officer and each of our four other most highly compensated executive officers; and

  •
  all of our directors and executive officers as a group.

	Number of Shares(1)	Percent of Outstanding Shares(1)
Directors and Executive Officers
Michael A. Butt(2)	427,297	*
John R. Charman(3)	6,426,262	4.1%
Robert J. Newhouse, Jr.(4)	873,758	*
Charles A. Davis(5)	—	—
W. Thomas Forrester	—	*
Robert L. Friedman(6)	—	—
Donald J. Greene(7)	75,275	*
Jurgen Grupe	—	—
Maurice A. Keane(8)	26,741	*
Edward J. Kelly, III(9)	9,087	*
Scott A. Schoen(10)	—	—
Henry B. Smith	299	*
Frank J. Tasco(11)	83,315	*
Jeffrey C. Walker(12)	—	—
Andrew Cook(13)	296,667	*
William Fischer(14)	246,666	*
John Gressier(15)	282,667	*
All directors and executive officers as a group (25 persons)(16)	9,641,699	6.0%
Other Shareholders
Marsh & McLennan Companies, Inc. and related entities(17)(18)	40,477,409	23.4%
J.P. Morgan Chase & Co. and related entities(19)	12,001,334	7.7%
Blackstone Management Associates (Cayman) III L.P and related entities(20)	12,001,326	7.7%
Credit Suisse First Boston and related entities(21)	12,001,334	7.7%
Thomas H. Lee (Alternative) Fund V, L.P. and related entities(22)	12,001,327	7.7%

*
Less than 1%

(1)
Includes the outstanding common shares and assumes exercise of all outstanding warrants for common shares as well as the exercise of all outstanding options currently exercisable or exercisable within 60 days of September 30, 2004. Our bye-laws reduce the total voting power of any shareholder owning 9.5% or more of our common shares to less than 9.5% of the voting power of our capital stock.

(2)
Includes 66,667 common shares issuable upon exercise of vested options held by Mr. Butt.

7

(3)
Includes 482,064 shares held directly, 1,804,908 common shares owned by Dragon Holdings Trust ("Dragon Trust"), 597,704 common shares owned by JR Charman Children's Settlement ("Children's Settlement") and 2,091,779 common shares issuable upon exercise of vested options held by Mr. Charman. It also includes 1,087,357 common shares issuable upon exercise of warrants of the Company held by Dragon Trust and 362,450 common shares issuable upon exercise of warrants of the Company held by Children's Settlement. Mr. Charman disclaims beneficial ownership of the common shares and common shares issuable upon exercise of warrants held by Dragon Trust and Children's Settlement. The trustee of the Dragon Trust and of Children's Settlement is Codan Trust Company Limited ("Codan") whose registered office is at Richmond House, 12 Par-La-Ville Road, Hamilton HM08, Bermuda. Any two directors or one director and one officer of Codan hold the power to exercise dispositive power over the common shares and common shares issuable upon the exercise of warrants of the Company held by the Dragon Trust and Children's Settlement. Mr. Charman has a discretionary and contingent interest in the trust property of the Dragon Trust. He also has the power to appoint and remove new or successor trustees. The Trustee has absolute discretion as to whether to make any distributions to him or not and there are other family beneficiaries. Mr. Charman's contingent interest is subject to him surviving to the end of the trust period, which is expected to be at least 80 years. John Charman has no beneficial interest in the trust property of the Children's Settlement, although he has the power to appoint new or successor trustees.

(4)
Includes 386,950 common shares held directly, 71,808 common shares issuable upon exercise of warrants of the Company and 415,000 common shares issuable upon exercise of vested options held by Mr. Newhouse, Jr.

(5)
Mr. Davis is Chairman and Chief Executive Officer of MMC Capital, Inc., a Director of Marsh & McLennan Risk Capital Holdings, Ltd. and a Vice Chairman and Director of Marsh & McLennan Companies, Inc. He also serves as a member of the investment committee of Trident II, L.P. and is the sole member of one of the single member limited liability companies that serves as a general partner of Trident Capital II, L.P., the general partner of Trident II, L.P. Mr. Davis disclaims beneficial ownership of any common shares and warrants of the Company that are, or may be deemed to be, beneficially owned by Marsh & McLennan Companies, Inc. (including the shares that are, or may be deemed to be, beneficially owned by Marsh & McLennan Risk Capital Holdings, Ltd. and MMC Capital, Inc.) and Trident II, L.P, except to the extent of his pecuniary interest therein. See footnotes 17 and 18 below.

(6)
Mr. Friedman is a Senior Managing Director of the Blackstone Group, L.P. Mr. Friedman disclaims beneficial ownership of all common shares owned by Blackstone entities. See footnote 21.

(7)
Includes 72,608 common shares and 2,667 common shares issuable upon exercise of vested options held by Mr. Greene.

(8)
Includes 24,074 common shares and 2,667 common shares issuable upon exercise of vested options held by Mr. Keane.

(9)
Includes 6,420 common shares and 2,667 common shares issuable upon exercise of vested options held by Mr. Kelly.

(10)
Mr. Schoen is a Managing Director of Thomas H. Lee Advisors, LLC, the general partner of Thomas H. Lee Partners, L.P. Mr. Schoen disclaims beneficial ownership of any common shares that are beneficially owned by Thomas H. Lee Advisors, LLC, except to the extent of his pecuniary interest therein. See footnote 22.

(11)
Includes 80,648 common shares and 2,667 common shares issuable upon exercise of vested options held by Mr. Tasco.

8

(12)
The common shares owned by J.P. Morgan Partners (BHCA), L.P. may be deemed attributable to Mr. Walker because he is the President of JPMP Capital Corp., which is the general partner of JPMP Master Fund Manager, L.P. (the general partner of J.P. Morgan Partners (BHCA), L.P.) and a limited partner of JPMP Master Fund Manager, L.P. The actual pro rata portion of such beneficial ownership that may be deemed attributable to Mr. Walker is not readily determinable because it is subject to several variables, including the internal rate of return and vesting within J.P. Morgan Partners (BHCA), L.P. and within JPMP Master Fund Manager, L.P. The common shares owned by J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., J.P. Morgan Partners Global Investors (Cayman) III, L.P., and J.P. Morgan Partners Global Investors (Cayman) IV, L.P. (collectively, the "JPMP Global Fund Entities") may be deemed attributable to Mr. Walker because of his position with JPMP Capital Corp., which is the general partner of JPMP Global Investors, L.P. (the general partner of each of the JPMP Global Fund Entities). The actual pro rata portion of such beneficial ownership that may be deemed attributable to Mr. Walker is not readily determinable. Mr. Walker disclaims beneficial ownership of the common shares beneficially owned by J.P. Morgan Partners (BHCA), L.P. and the related JPMP Global Fund Entities, except to the extent of his pecuniary interest in them. Although Mr. Walker is also President of JPMP Capital, LLC, he does not have a pecuniary interest in, and disclaims beneficial ownership of, the common shares beneficially owned by J.P. Morgan Capital, L.P. and J.P. Morgan Corsair II Offshore Capital Partners, L.P. See footnote 19.

(13)
Includes 210,000 common shares and 86,667 common shares issuable upon exercise of vested options held by Mr. Cook.

(14)
Includes 140,000 common shares and 106,666 common shares issuable upon exercise of vested options held by Mr. Fischer.

(15)
Includes 216,000 common shares and 66,667 common shares issuable upon exercise of vested options held by Mr. Gressier.

(16)
Includes 5,055,305 common shares, 1,521,615 common shares issuable upon exercise of warrants and 3,064,779 common shares issuable upon exercise of vested options.

(17)
Includes (i) 7,404,827 common shares held by Marsh & McLennan Risk Capital Holdings, Ltd.; (ii) 383,736 common shares and 473,264 common shares issuable upon exercise of warrants of the Company held by Marsh & McLennan Capital Professionals Fund, L.P.; (iii) 385,858 common shares and 476,528 common shares issuable upon exercise of warrants of the Company held by Marsh & McLennan Employees' Securities Company, L.P.; (iv) 13,706,675 common shares and 16,918,312 common shares issuable upon exercise of warrants held by Trident II, L.P.; (v) 11,792 shares held by MMC Capital, Inc.; (vi) 59,928 common shares held by Putnam Investments Employees' Securities Co. I LLC; (vii) 53,508 common shares held by Putnam Investments Employees' Securities Co. II LLC; and (viii) 69,716 common shares held by Putnam Investments Holdings, LLC. The principal address for Marsh & McLennan Companies, Inc. and Marsh & McLennan Risk Capital Holdings, Ltd. is 1166 Avenue of the Americas, New York, New York 10036. The principal address for MMC Capital, Inc. is 20 Horseneck Lane, Greenwich, Connecticut 06830. The principal address for Trident II, L.P., Trident Capital II, L.P., Marsh & McLennan Capital Professionals Fund, L.P. and Marsh & McLennan Employees' Securities Company, L.P. is Maples & Calder, Ugland House, Box 309, South Church Street, George Town, Grand Cayman, Cayman Islands.

(18)
The sole general partner of Trident II, L.P. is Trident Capital II, L.P. The manager of Trident II, L.P. is MMC Capital, Inc., a wholly owned subsidiary of Marsh & McLennan Risk Capital Holdings, Ltd. Marsh & McLennan Risk Capital Holdings, Ltd. is a wholly owned, indirect subsidiary of Marsh & McLennan Companies, Inc. The general partners of Trident Capital II, L.P.

9

  are Marsh & McLennan GP I, Inc., a wholly owned subsidiary of Marsh & McLennan Risk Capital Holdings, Ltd., and two single member limited liability companies that are owned by individuals who are senior executive officers of Marsh & McLennan Companies, Inc. Putnam Investments Holdings, LLC is a subsidiary of Marsh & McLennan Companies and is the managing member of Putnam Investments Employees' Securities Co. I LLC and Putnam Investments Employees' Securities Co. II LLC. As the ultimate parent corporation of its various subsidiaries, Marsh & McLennan Companies, Inc. may be deemed to share voting and investment power with respect to all common shares of the Company that are, or may be deemed to be, beneficially owned by each of its subsidiaries. Marsh & McLennan Companies, Inc. disclaim any beneficial ownership of common shares and warrants to purchase common shares that are, or may be deemed to be, beneficially owned by Trident II, L.P. and Trident Capital II. L.P., except to the extent of its pecuniary interest therein.

(19)
Includes 6,159,621 common shares owned by J.P. Morgan Partners (BHCA), L.P. ("JPMP BHCA"), an indirect wholly owned subsidiary of J.P. Morgan Chase & Co., and 1,659,741 common shares held by the following related fund entities: J.P. Morgan Partners Global Investors, L.P. (29,580 common shares); J.P. Morgan Partners Global Investors A, L.P. (98,562 common shares); J.P. Morgan Partners Global Investors (Cayman), L.P. (495,407 common shares); J.P. Morgan Partners Global Investors (Cayman) II, L.P. (55,211 common shares); J.P. Morgan Partners Global Investors (Cayman) III, L.P. (563,192 common shares); and J.P. Morgan Partners Global Investors (Cayman) IV, L.P. (417,789 common shares) (collectively, the "JPMP Global Fund Entities"). The general partner of JPMP BHCA is JPMP Master Fund Manager, L.P., the general partner of which is JPMP Capital Corp. JPMP Capital Corp., a wholly owned subsidiary of J.P. Morgan Chase & Co., is the general partner of JPMP Global Investors, L.P., which is the general partner of each of the foregoing JPMP Global Fund Entities. Also includes common shares owned by two other companies in which J.P. Morgan Chase & Co. has an interest: J.P. Morgan Capital, L.P. (865,611 common shares) and J.P. Morgan Corsair II Offshore Capital Partners, L.P. (2,897,913 common shares) (collectively, the "Corsair Shares"). JPMP BHCA, JPMP Capital Corp. and the JPMP Global Fund Entities have no pecuniary interest in and disclaim beneficial ownership of the Corsair Shares. The principal address for J.P. Morgan Chase & Co. is 270 Park Avenue, New York, NY, 10017. The principal address for each of JPMP BHCA, J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., J.P. Morgan Partners Global Investors (Cayman) III, L.P., J.P. Morgan Partners Global Investors (Cayman) IV, L.P., JPMP Capital Corp. and J.P. Morgan Capital, L.P. is 1221 Avenue of the Americas, New York, NY, 10020. The address for J.P. Morgan Corsair II Offshore Capital Partners, L.P. is 277 Park Avenue, New York, NY, 10172.

(20)
Includes 9,352,918 common shares held by Blackstone FI Capital Partners (Cayman) L.P.; 1,821,859 common shares held by Blackstone FI Offshore Capital Partners L.P.; and 405,300 common shares held by Blackstone Family Investment Partnership (Cayman) III L.P. The sole general partner of Blackstone FI Capital Partners (Cayman) L.P. and Blackstone Family Investment Partnership (Cayman) III L.P and the sole investment general partner of Blackstone FI Offshore Capital Partners L.P. is Blackstone Management Associates (Cayman) III L.P. The principal address for each is Walkers, PO Box 265 GT, Walker House, George Town, Grand Cayman, Cayman Islands. As founding members of Blackstone Management Associates (Cayman) III L.P., Messrs. Peter G. Peterson and Stephen A. Schwarzman have the shared power to vote or to direct the vote of, and to dispose or to direct the disposition of, the shares that may be deemed to be beneficially owned by Blackstone Management Associates (Cayman) III L.P. As a result, Messrs. Peterson and Schwarzman may be deemed to beneficially own the shares that Blackstone Management Associates (Cayman) III L.P. may be deemed to beneficially own, but they disclaim

10

  any such beneficial ownership except to the extent of their individual pecuniary interest in such shares.

(21)
Includes 8,753,696 common shares owned by DLJMB Overseas Partners III, C.V.; 612,452 common shares held by DLJ Offshore Partners III C.V.; 157,981 common shares held by DLJ Offshore Partners III-1, C.V.; 112,533 common shares held by DLJ Offshore Partners III-2, C.V.; 74,666 common shares held by DLJ MB Partners III GmbH & Co.KG; 14,826 common shares held by Millennium Partners II, L.P.; and 1,853,932 common shares held by MBP III Plan Investors, L.P. Credit Suisse First Boston, a Swiss bank, owns the majority of the voting stock of Credit Suisse First Boston, Inc., which in turn owns all of the voting stock of Credit Suisse First Boston (USA), Inc. ("CSFB-USA"). The entities named above are merchant banking funds advised by indirect subsidiaries of CSFB-USA. The principal address for each of these entities is 11 Madison Avenue, 16th Floor, New York, NY 10010.

(22)
Includes 8,923,805 common shares held by Thomas H. Lee (Alternative) Fund V, L.P.; 2,315,368 common shares held by Thomas H. Lee (Alternative) Parallel Fund V, L.P.; 122,966 common shares held by Thomas H. Lee (Alternative) Cayman Fund V, L.P.; 17,160 common shares held by U.S. Bank, N.A. (successor to State Street Bank and Trust Company), not personally, but solely as Trustee under the 1997 Thomas H. Lee Nominee Trust; 17,629 common shares held by Thomas H. Lee Investors Limited Partnership; 76,641 common shares held by Putnam Investments Employees' Securities Co. I LLC; 59,928 common shares held by Putnam Investments Employees' Securities Co. II LLC; and 53,508 common shares held by Putnam Investments Holdings, LLC. The address for the Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative) Parallel Fund V, L.P. and Thomas H. Lee (Alternative) Cayman Fund V, L.P. is c/o Walkers, Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands. The address for the 1997 Thomas H. Lee Nominee Trust and Thomas H. Lee Investors Limited Partnership is 75 State Street, Boston, Massachusetts 02109. The address for Putnam Investments Employees' Securities Company I, LLC, Putnam Investments Employees' Securities Company 11, LLC and Putnam Investments Holdings LLC is One Post Office Square, Boston, Massachusetts 02109. No individual at Thomas H. Lee has voting or investment control over the common shares owned of record by Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative) Parallel Fund V, L.P., Thomas H. Lee (Alternative) Cayman Fund V, L.P. and Thomas H. Lee Investors Limited Partnership. Thomas H. Lee has voting and investment control over common shares owned of record by State Street Bank and Trust Company as Trustee under the 1997 Thomas H. Lee Nominee Trust. No individual at Putnam Investments has voting or investment control over common shares owned of record by Putnam Investments Employees' Securities Co. I LLC, Putnam Investments Employees' Securities Co. II LLC and Putnam Investments Holdings, LLC.

11

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Shareholder proposals intended for inclusion in the proxy statement for the 2005 Annual General Meeting of Shareholders should be sent to the Company's Secretary at 106 Pitts Bay Road, Pembroke HM 08, Bermuda and must be received by December 7, 2004. In addition, if a holder of our common shares intends to present a proposal at the 2005 Annual General Meeting of Shareholders other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act"), and if the proposal is not received by the Company's Secretary by February 20, 2005, then the proxies designated by our board of directors for the 2005 Annual General Meeting of Shareholders may vote in their discretion on any such proposal any common shares for which they have been appointed proxies.

        Any shareholder entitled to vote at a meeting may submit candidates to be nominated for election as directors. A shareholder who wishes to submit a candidate for consideration must be a shareholder of record at the time that it submits a candidate for nomination and must be entitled to vote for the candidate at the meeting. A shareholder must give written notice of the submission to the Company's Secretary not less than 90 days nor more than 120 days prior to the anniversary of the Annual General Meeting of Shareholders of the preceding year. The notice must include (1) the name, age and business and residence addresses of the candidate, (2) the principal occupation or employment of the candidate, (3) the number of common shares or other securities of the Company beneficially owned by the candidate, (4) all other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act and (5) the candidate's written consent to be named in the proxy statement and to serve as a director if elected. The notice must also include information on the shareholder submitting the nomination, including the shareholder's name and address as it appears on the Company books and the number of our common shares beneficially owned by the shareholder.

OTHER MATTERS

        We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the shares represented by the proxy cards in accordance with their best judgment on such matter.

        We will bear the cost of this solicitation of proxies. We have engaged Proxy Services Corporation to assist us in the solicitation of proxies and the anticipated cost of such engagement is approximately $2,000. Proxies also may be solicited by directors, officers and employees of the Company and its subsidiaries without receiving additional compensation. The solicitation may be conducted by mail, telephone, telegram, telecopy, email, Internet and personal solicitation. Upon request, we will also reimburse brokers, banks and others who hold shares in their names, or in the names of nominees, for forwarding proxy materials to the beneficial owners.

        THE COMPANY WILL FURNISH, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF ITS ANNUAL REPORT ON FORM 10-K THAT IT FILES WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THIS REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT 106 PITTS BAY ROAD, PEMBROKE HM 08, BERMUDA.

12

Appendix A

BYE-LAWS

of

AXIS CAPITAL HOLDINGS LIMITED

Effective 9th December, 2004

i

35.	Meeting called on requisition of Members	8
36.	Short notice	8
37.	Postponement of meetings	8
38.	Quorum for general meeting	9
39.	Adjournment of meetings	9
40.	Attendance at meetings	9
41.	Written resolutions	9
42.	Attendance of Directors	10
43.	Voting at meetings	10
44.	Voting on show of hands	10
45.	Decision of chairman	10
46.	Demand for a poll	10
47.	Seniority of joint holders voting	11
48.	Instrument of proxy	11
49.	Representation of corporations at meetings	12
VOTES OF MEMBERS		12
50.	General	12
51.	Adjustment of voting power	12
52.	Other adjustments of voting power	13
53.	Notice	13
54.	Requirement to provide information and notice	13
SHARE CAPITAL AND SHARES		14
55.	Rights of shares	14
56.	Power to issue shares	14
57.	Variation of rights, alteration of share capital and purchase of shares of the Company	15
58.	Registered holder of shares	15
59.	Death of a joint holder	16
60.	Share certificates	16
61.	Calls on shares	16
62.	Forfeiture of shares	16
63.	Repurchase of shares	16
REGISTER OF MEMBERS		17
64.	Contents of Register of Members	17
65.	Inspection of Register of Members	17
66.	Determination of record dates	17
TRANSFER OF SHARES		17
67.	Instrument of transfer	17
68.	Restrictions on transfer	18
69.	Transfers by joint holders	18

ii

TRANSMISSION OF SHARES		18
70.	Representative of deceased Member	19
71.	Registration on death or bankruptcy	19
DIVIDENDS AND OTHER DISTRIBUTIONS		19
72.	Declaration of dividends by the Board	19
73.	Other distributions	19
74.	Reserve fund	19
75.	Deduction of Amounts due to the Company	19
CERTAIN SUBSIDIARIES		19
76.	Voting of subsidiary shares	19
77.	Bye-laws or articles of association of certain subsidiaries	20
CAPITALISATION		20
78.	Issue of bonus shares	20
ACCOUNTS AND FINANCIAL STATEMENTS		20
79.	Records of account	20
80.	Financial year end	20
81.	Financial statements	20
AUDIT		20
82.	Appointment of Auditor	20
83.	Remuneration of Auditor	21
84.	Vacation of office of Auditor	21
85.	Access to books of the Company	21
86.	Report of the Auditor	21
NOTICES		21
87.	Notices to Members of the Company	21
88.	Notices to joint Members	21
89.	Service and delivery of notice	22
SEAL OF THE COMPANY		22
90.	The seal	22
91.	Manner in which seal is to be affixed	22
WINDING-UP		22
92.	Winding-up/distribution by liquidator	22
ALTERATION OF BYE-LAWS		22
93.	Alteration of Bye-laws	22
SCHEDULE—FORM A (Bye-law 62)		23
SCHEDULE—FORM B (Bye-law 67)		24
SCHEDULE—FORM C (Bye-law 71)		25

iii

INTERPRETATION

1.    Interpretation

        (1)   In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings respectively:

          (a)   "Act" means the Companies Act 1981 as amended from time to time;

          (b)   "Affiliate" means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with such person, provided that no Member of the Company shall be deemed an Affiliate of another Member solely by the reason of an investment in the Company. For the purposes of this definition, the term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise.

          (c)   "Audit Committee" means the audit committee appointed by the Board in accordance with these Bye-laws, provided that in the event that the Board shall not have appointed an Audit Committee, the Board shall constitute the Audit Committee;

          (d)   "Auditor" means any individual or partnership appointed to audit the accounts of the Company;

          (e)   "Board" means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

          (f)    "Cause" means willful misconduct, fraud, gross negligence, embezzlement or any criminal conduct;

          (g)   "Code" means the Internal Revenue Code of 1986, as amended, of the United States of America;

          (h)   "Company" means the company for which these Bye-laws are approved and confirmed;

          (i)    "Director" means a director of the Company;

          (j)    "Member" means the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons as the context so requires;

          (k)   "notice" means written notice as further defined in these Bye-laws unless otherwise specifically stated;

          (l)    "Officer" means any person appointed by the Board to hold an office in the Company;

          (m)  "Register of Directors and Officers" means the Register of Directors and Officers referred to in these Bye-laws;

          (n)   "Register of Members" means the Register of Members referred to in these Bye-laws;

          (o)   "Resident Representative" means any person appointed to act as resident representative and includes any deputy or assistant resident representative; and

          (p)   "Secretary" means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary.

        (2)   In these Bye-laws, where not inconsistent with the context:

          (a)   words denoting the plural number include the singular number and vice versa;

          (b)   words denoting the masculine gender include the feminine gender;

          (c)   words importing persons include companies, associations or bodies of persons whether corporate or not;

          (d)   the word:

      (i)
      "may" shall be construed as permissive;

      (ii)
      "shall" shall be construed as imperative; and

          (e)   unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

        (3)   Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography and other modes of representing words in a visible form.

        (4)   Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

BOARD OF DIRECTORS

2.    Board of Directors

        The business of the Company shall be managed and conducted by the Board.

3.    Management of Company

        (1)   In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting subject, nevertheless, to the provisions of any statute, to these Bye-laws and to such directions as may be prescribed by the Company in general meeting.

        (2)   No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

        (3)   The Board may procure that the Company pays all expenses incurred in promoting and incorporating the Company.

4.    Power to appoint managing director or chief executive officer

        The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5.    Power to appoint manager

        The Board may appoint a person to act as manager of the Company's day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6.    Power to authorise specific actions

        The Board may from time to time and at any time authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

7.    Power to appoint attorney

        The Board may from time to time and at any time by power of attorney appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney's personal seal with the same effect as the affixation of the seal of the Company.

8.    Power to delegate to a committee

        The Board may delegate any of its powers to a committee appointed by the Board that may consist partly or entirely of non-Directors and every such committee shall conform to such directions as the Board shall impose on them. The meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board.

9.    Power to appoint and dismiss employees

        The Board may appoint, suspend or remove any officer, manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10.    Power to borrow and charge property

        The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11.    Exercise of power to purchase shares of or discontinue the Company

        (1)   The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to Section 42A of the Act.

        (2)   The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

12.    Composition of Board of Directors

        (1)   The Board shall consist of not less than nine (9) and not more than sixteen (16) Directors (as determined by resolution of the Board of Directors) or such number as the Members may from time to time determine.

        (2)   The Directors shall be elected by the Members, except in the case of casual vacancy, at the annual general meeting or at any special general meeting called for that purpose and shall be divided by the Board of Directors into three classes, designated Class I, Class II and Class III as follows. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. Each Director shall serve for a term ending on the date of the third annual general meeting of shareholders next following the annual general meeting at which such Director was elected, PROVIDED, that Directors initially designated by the Board of Directors as Class III Directors shall serve for an initial term ending on the date of the first annual general meeting of Members next following the effectiveness of their designation as Class III Directors, Directors initially designated by the Board of Directors as Class II Directors shall serve for an initial term ending on the date of the second annual general meeting of Members next following the effectiveness of their designation as Class II Directors and Directors initially designated by the Board of Directors as Class I Directors shall serve for an initial term ending on the date of the third annual general meeting of Members next following the effectiveness of their designation as Class I Directors. Notwithstanding the foregoing, each Director shall hold office until such Director's successor shall have been duly elected and qualified or until they are removed from office by the Members pursuant to Bye-law 15 or their office is otherwise vacated. In the event of any change in the number of Directors, the Board of Directors shall apportion any newly created directorships among, or reduce the number of directorships in, such class or classes as shall equalize, as nearly as possible, the number of directors in each class. In no event will a decrease in the number of Directors shorten the term of any incumbent Director.

13.    Defects in appointment of Directors

        All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.    Alternate Directors/Observers

        There shall be no alternate Directors and no Member or Director shall have a right to designate any person to attend meetings of the Board or Board committees as a non-voting observer.

15.    Removal of Directors

        (1)   The Members may, at any annual general meeting convened and held in accordance with these Bye-laws, remove a Director only for Cause by the affirmative vote of Members holding at least a majority of the total combined voting power of all of the issued and outstanding shares of the Company after giving effect to any reduction in voting power required under Bye-laws 51 and 52; PROVIDED, that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served upon such Director not less than 14 days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director's removal.

        (2)   A vacancy on the Board created by the removal of a Director under the provisions of Subparagraph (1) of this Bye-law may be filled by the Members at the meeting at which such Director is removed and, in the absence of such election or appointment, the Board may fill the vacancy. A Director so elected shall hold office until the next annual general meeting or until such Director's office is otherwise vacated.

16.    Other vacancies on the Board

        (1)   The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of the death, disability, disqualification or resignation of any Director or from an increase in the size of the Board of Directors pursuant to subparagraph (1) of Bye-law 12. The Board shall also have the power from time to time to fill any vacancy left unfilled at a general meeting.

        (2)   The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of summoning a general meeting of the Company or preserving the assets of the Company.

        (3)   The office of Director shall be vacated if the Director:

          (a)   is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

          (b)   is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

          (c)   is or becomes disqualified, of unsound mind or dies;

          (d)   resigns his or her office by notice in writing to the Company.

17.    Notice of meetings of the Board

        (1)   The Chairman may, and the Chairman on the requisition of a majority of the Directors then in office shall, at any time, summon a meeting of the Board.

        (2)   Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, telecopier, facsimile, email or other mode of representing words in a legible and non-transitory form at such Director's last known address or any other address given by such Director to the Company for this purpose.

18.    Quorum at meetings of the Board

        The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors then in office present in person or represented by a duly authorized representative appointed in accordance with the Act, provided that at least two Directors are present in person.

19.    Meetings of the Board

        (1)   The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

        (2)   Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

        (3)   A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

20.    Unanimous written resolutions

        A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution.

21.    Contracts and disclosure of Directors' interests

        (1)   Any Director, or any Director's firm, partner or any company with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Director's firm, partner or such company shall be entitled to remuneration for professional services as if such Director were not a Director, PROVIDED, that nothing herein contained shall authorise a Director or Director's firm, partner or such company to act as Auditor of the Company.

        (2)   A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

        (3)   Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22.    Remuneration of Directors

        The remuneration (if any) of the Directors shall be determined by the Board and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company or in connection with the business of the Company or their duties as Directors generally.

OFFICERS

23.    Officers of the Company

        The Officers of the Company may consist of any of the following officers: a Chairman, a Deputy Chairman, a President, one or more Vice Presidents, a Secretary and such additional Officers as the Board may from time to time determine, all of whom shall be deemed to be Officers for the purposes of these Bye-laws.

24.    Appointment of Officers

        (1)   The Board shall, as soon as possible after each annual general meeting, appoint a President and a Vice President or a Chairman and a Deputy Chairman who shall be Directors.

        (2)   The Secretary and additional Officers, if any, shall be appointed by the Board from time to time.

25.    Remuneration of Officers

        The Officers shall receive such remuneration as the Board may from time to time determine.

26.    Duties of Officers

        The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

27.    Chairman of meetings

        Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and if not the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence, the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

28.    Register of Directors and Officers

        The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

MINUTES

29.    Obligations of Board to keep minutes

        (1)   The Board shall cause minutes to be duly entered in books provided for the purpose:

          (a)   of all elections and appointments of Officers;

          (b)   of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

          (c)   of all resolutions and proceedings of general meetings of the Members, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

        (2)   Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY

30.    Indemnification of Directors and Officers of the Company

        The Directors, Secretary and other Officers (such term to include, for the purposes of Bye-laws 30 and 31, any person appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED, that this indemnity shall not extend to any matter in which any of said persons is found, in a final judgment or decree not subject to appeal, to have committed fraud or dishonesty.

31.    Waiver of claim by Member

        Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action, in the performance of his duties with or for the Company, PROVIDED, that such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

MEETINGS

32.    Notice of annual general meeting

        The annual general meeting of the Company shall be held in each year at such time and place as the President or the Chairman, or any two Directors or any Director and the Secretary or the Board shall appoint. At least 20-days' notice of such meeting shall be given to each Member stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

33.    Notice of special general meeting

        The Chairman or President may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five-days' notice which shall state the date, time, place and the general nature of the business to be considered at the meeting.

34.    Accidental omission of notice of general meeting

        The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

35.    Meeting called on requisition of Members

        Notwithstanding anything herein, the Board shall, on the requisition of Members holding at the date of the deposit of the requisition shares representing ten percent (10%) or more of the aggregate voting power of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.

36.    Short notice

        A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (a) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (b) by a majority in number of the Members, which majority must hold 95% or more of the aggregate voting power of the Company and having the right to attend and vote thereat, in the case of a special general meeting.

37.    Postponement of meetings

        The Secretary may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

38.    Quorum for general meeting

        At the commencement of any general meeting of the Company two or more persons present in person and representing in person or by proxy shares representing more than fifty percent (50%) of the aggregate voting power of the Company shall form a quorum for the transaction of business, PROVIDED, that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within a reasonable period from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine.

39.    Adjournment of meetings

        The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present (and shall if so directed), adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

40.    Attendance at meetings

        Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

41.    Written resolutions

        (1)   Subject to subparagraph (6) of this Bye-law, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members of the Company, may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

        (2)   A resolution in writing may be signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members, or any class thereof, in as many counterparts as may be necessary.

        (3)   For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

        (4)   A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favor of a resolution shall be construed accordingly.

        (5)   A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

        (6)   This Bye-law shall not apply to:

          (a)   a resolution passed pursuant to Section 89(5) of the Act; or

          (b)   a resolution passed for the purpose of removing a Director before the expiration of his term of office under these Bye-laws.

42.    Attendance of Directors

        The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any general meeting.

43.    Voting at meetings

        (1)   Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes, in all cases as determined pursuant to Bye-laws 50-54, cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

        (2)   No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

44.    Voting on show of hands

        At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands, subject to any rights or restrictions for the time being lawfully attached to any class of shares, including the provisions of Bye-laws 50-54.

45.    Decision of chairman

        At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

46.    Demand for a poll

        (1)   Notwithstanding the provisions of the immediately preceding two Bye-laws, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

          (a)   the chairman of such meeting; or

          (b)   at least three Members present in person or represented by proxy; or

          (c)   any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

          (d)   any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

        (2)   Where, in accordance with the provisions of subparagraph (1) of this Bye-law, a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have for each voting share of which such person is the holder or for which such person holds a proxy, the number of votes determined pursuant to Bye-laws 50-54 and such votes shall be counted in the manner set out in subparagraph (4) of this

Bye-law or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct. The result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.

        (3)   A poll demanded in accordance with the provisions of subparagraph (1) of this Bye-law, for the purpose of electing a chairman of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman of the meeting may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

        (4)   Where a vote is taken by poll, each person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialed or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. At the conclusion of the poll, the ballot papers shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

47.    Seniority of joint holders voting

        In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

48.    Instrument of proxy

        (1)   Every Member entitled to vote has the right to do so either in person or by one or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws.

        (2)   A person so authorised as a proxy shall be entitled to exercise the same power on behalf of the grantor of the proxy as the grantor could exercise at a general meeting of the Company.

        (3)   The instrument appointing a proxy together with such other evidence as to its due execution as the Board may from time to time require shall be delivered at the registered office of the Company (or at such place or places as may be specified in the notice convening the meeting or in any notice of any postponement or adjournment or, in either case in any document sent therewith), prior to the holding of the relevant meeting or postponed or adjourned meeting at which the individual named in the instrument proposes to vote and in default the instrument of proxy shall not be treated as valid.

        (4)   Instruments of proxy shall be in such form as the Board may approve (including written or electronic form) and the Board may, if it thinks fit, send out with the notice of any meeting forms of instruments of proxy for use at the meeting. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy shall unless the contrary is stated therein be valid as well for any postponement or adjournment of the meeting as for the meeting to which it relates.

        (5)   A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the authority under which it was executed.

49.    Representation of corporations at meetings

        A corporation which is a Member may, by written instrument, authorise such person as it thinks fit to act as its representative at any meeting of the Members and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member. Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

VOTES OF MEMBERS

50.    General

        Subject to the provisions of Bye-laws 51-54 below, and subject to any rights and restrictions for the time being attached to any class or classes of shares, every Member shall have one vote for each share carrying the right to vote on the matter in question of which he is the holder. Notwithstanding any other provisions of these Bye-laws, all determinations in these Bye-laws that are made by or subject to a vote or approval of Members shall be based upon the voting power of such Members' shares as determined pursuant to Bye-laws 51-54.

51.    Adjustment of voting power

        The voting power of all shares is hereby adjusted (and shall be automatically adjusted in the future) to the extent necessary so that there is no 9.5% U.S. Shareholder or 9.5% Direct Foreign Shareholder Group. The Board of Directors shall implement the foregoing in the manner provided herein; PROVIDED, that the foregoing provision and the remainder of this Bye-law 51 shall not apply in the event that one Member of the Company owns greater than 75% of the issued and outstanding shares of the Company.

        (1)   The Board shall from time to time, including prior to any time at which a vote of Members is taken, take all reasonable steps, including those specified in Bye-law 54, necessary to ascertain, through communications with Members or otherwise, whether there exists, or will exist at the time any vote of Members is taken, a Tentative 9.5% U.S. Shareholder or a Tentative 9.5% Direct Foreign Shareholder Group.

          (a)   In the event that a Tentative 9.5% U.S. Shareholder exists, the aggregate votes conferred by shares held by a Member and treated as Controlled Shares of that Tentative 9.5% U.S. Shareholder shall be reduced to the extent necessary such that the Controlled Shares of the Tentative 9.5% U.S. Shareholder will constitute less than 9.5% of the voting power of all shares. In applying the previous sentence where shares held by more than one Member are treated as Controlled Shares of such Tentative 9.5% U.S. Shareholder, the reduction in votes shall apply to such Members in descending order according to their respective Attribution Percentages, PROVIDED, that in the event of a tie, the reduction shall apply first to the Member whose shares are Controlled Shares of the Tentative 9.5% U.S. Shareholder by virtue of the Tentative 9.5% U.S. Shareholder's economic interest in (as opposed to voting control with respect to) such shares. The adjustments of voting power described in this Bye-law shall apply repeatedly until there is no 9.5% U.S. Shareholder. The Board of Directors may deviate from any of the principles described in this Bye-law and determine that shares held by a Member shall carry different voting rights as it determines appropriate (1) to avoid the existence of any 9.5% U.S. Shareholder or (2) to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other Member or its affiliates. For the avoidance of doubt, in applying the provisions of Bye-laws 51-54, a share may carry a fraction of a vote.

          "Attribution Percentage" shall mean, with respect to a Member, the percentage of the Member's shares that are treated as Controlled Shares of a Tentative 9.5% Shareholder.

          "Controlled Shares" in reference to any person means all shares of the Company directly, indirectly or constructively owned by such person as determined pursuant to Section 958 of the Code.

          "9.5% U.S. Shareholder" means a "United States person" as defined in the Code (a "U.S. Person") whose Controlled Shares constitute nine and one-half percent (9.5%) or more of the voting power of all shares of the Company and who would be generally required to recognize income with respect to the Company under Section 951(a)(1) of the Code, if the Company were a controlled foreign corporation as defined in Section 957 of the Code and if the ownership threshold under Section 951(b) of the Code were 9.5%.

          "Tentative 9.5% U.S. Shareholder" means a U.S. Person that, but for adjustments to the voting rights of shares pursuant to Bye-laws 51-52, would be a 9.5% U.S. Shareholder.

          (b)   Immediately after completing the adjustment of voting power provided for in Bye-law 51(1)(a), in the event that a Tentative 9.5% Direct Foreign Shareholder Group exists, the aggregate votes conferred by shares held by the Tentative 9.5% Direct Foreign Shareholder Group shall be reduced to less than 9.5% of the voting power of all shares.

          (c)   "9.5% Direct Foreign Shareholder Group" means a shareholder that is not a U.S. Person or a group of commonly controlled shareholders that are not U.S. Persons, in either case whose shares constitute nine and one-half percent (9.5%) or more of the voting power of all shares of the Company.

          "Tentative 9.5% Direct Foreign Shareholder Group" means a shareholder that is not a U.S. Person or a group of commonly controlled shareholders that are not U.S. Persons that, but for adjustments to the voting rights of shares pursuant to Bye-laws 51-52, would be a 9.5% Direct Foreign Shareholder Group.

52.    Other adjustments of voting power

        In addition to the provisions of Bye-law 51, any shares shall not carry any right to vote to the extent that the Board of Directors determines, in its sole discretion, that it is necessary that such shares should not carry the right to vote in order to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other Member or its affiliates, PROVIDED, that no adjustment pursuant to this sentence shall cause any person to become a 9.5% U.S. Shareholder or a 9.5% Direct Foreign Shareholder Group.

53.    Notice

        Prior to any date on which Members shall vote on any matter, the Board of Directors shall (a) retain the services of an internationally recognized accounting firm or organization with comparable professional capabilities in order to assist the Company in applying the principles of Bye-laws 51-54, (b) obtain from such firm or organization a statement describing the information obtained and procedures followed and setting forth the determinations made with respect to Bye-laws 51-54 and (c) notify each Member of the voting power conferred by its shares determined in accordance with Bye-laws 51-54.

54.    Requirement to provide information and notice

        (1)   The Directors shall have the authority to request from any holder of shares, and such holder of shares shall provide, such information as the Directors may reasonably request for the purpose of determining whether any holder's voting rights are to be adjusted. If such holder fails to respond to such a request, or submits incomplete or inaccurate information in response to such a request, the Directors may in their sole discretion determine that such holder's shares shall carry no voting rights in which case such shares shall not carry any voting rights until otherwise determined by the Directors in their absolute discretion.

        (2)   Any holder of shares shall give notice to the Company within ten days following the date that such holder acquires actual knowledge that it is the owner of Controlled Shares that constitute 9.5% or more of the voting power of all shares.

        (3)   Notwithstanding the foregoing, no Member shall be liable to any other Member or the Company for any losses or damages resulting from such Member's failure to respond to, or submission of incomplete or inaccurate information in response to, a request under subparagraph (1) of this Bye-law or from such Member's failure to give notice under subparagraph (2) of this Bye-law.

SHARE CAPITAL AND SHARES

55.    Rights of shares

        Subject to any resolution of the Members to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the share capital of the Company shall consist of one class of common shares that carry voting rights. The holders of shares shall, subject to the provisions of these Bye-laws:

          (a)   be entitled to such dividends as the Board may from time to time declare;

          (b)   in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganization or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

          (c)   generally be entitled to enjoy all of the rights attaching to shares.

56.    Power to issue shares

        (1)   Subject to any restrictions that are provided for in these Bye-laws from time to time and without prejudice to any special rights previously conferred on the holders of any existing shares or class or series of shares, the Board shall have power to issue any unissued shares of the Company on such terms and conditions as it may determine and any shares or class or series of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise as the Board may determine. Further, the Board may create and issue shares of a new class or series or of any existing class or series of shares and the Board may generally exercise the powers of the Company set out in sections 45(1)(b), (c), (d) and (e) of the Act, without the need of any approval of the Members as might otherwise be required by such sections of the Act. The Board may also issue options, warrants or other rights to purchase or acquire shares or, subject to Section 43 of the Act, securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issue of shares or options or rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine.

        (2)   The Board shall, in connection with the issue of any share, have the power to authorise the Company to pay such commission and brokerage as may be permitted by law.

        (3)   Except as authorised by the Board and permitted by applicable law, the Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of a purchase or subscription made or to be made by any person of or for any shares in the Company, but nothing in this Bye-law shall prohibit transactions mentioned in Sections 39A, 39B and 39C of the Act.

        (4)   The Company may from time to time do any one or more of the following things:

          (a)   make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

          (b)   accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up;

          (c)   pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

          (d)   issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

57.    Variation of rights, alteration of share capital and purchase of shares of the Company

        (1)   Subject to the provisions of Sections 42 and 43 of the Act any preference shares may be issued or converted into shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may by resolution of the Members determine.

        (2)   If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47 (7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

        (3)   The Company may from time to time by resolution of the Members change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Sections 45 and 46 of the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

        (4)   The Company may from time to time purchase its own shares in accordance with the provisions of Section 42A of the Act.

58.    Registered holder of shares

        (1)   The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person.

        (2)   Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member's address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

59.    Death of a joint holder

        Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognize no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

60.    Share certificates

        (1)   Every Member shall be entitled to a certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

        (2)   The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such shares have been allotted.

        (3)   If any such certificate shall be proved to the satisfaction of any Officer to have been worn out, lost, mislaid or destroyed the Officer may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

61.    Calls on shares

        (1)   The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies unpaid on the shares allotted to or held by such Members and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

        (2)   The Board may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

62.    Forfeiture of shares

        (1)   If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice in the form, or as near thereto as circumstances admit, of Form "A" in the Schedule hereto.

        (2)   If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

        (3)   A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

63.    Repurchase of shares

        If the Directors in their sole discretion determine that share ownership by any person may result in a non-de minimis adverse tax, legal or regulatory consequence to the Company, any subsidiary of the Company, or any other holder of shares or its Affiliates (including if such consequence arises as a result of any such U.S. Person owning Controlled Shares that constitute 9.5% or more of the value of the Company or the voting shares of the Company (but subject to the provisions of Bye-laws 50-54)), the Company will have the option but not the obligation to repurchase or assign to a third party the right to purchase the minimum number of shares held by such person which is necessary to eliminate such non-de minimis adverse tax, legal or regulatory consequence at a price determined in the good faith discretion of the Directors to represent such shares' fair market value; PROVIDED, that (a) if the shares are not traded on a securities exchange in or outside the United States, the fair market value per share shall be determined by the Directors without a minority discount but with an appropriate liquidity discount, such value and liquidity discount, if any, as determined by the Board of Directors, or (b) if the shares are traded on a securities exchange in or outside the United States, the fair market value per share shall be determined by the Directors based on the average of the last sales price per share or if there is none, the average of the bid and asked price per share, without a minority discount or a liquidity discount, in each case for the eight business days prior to the repurchase date. If a Member disagrees with the price so determined by the Board of Directors, the fair market value per share and the liquidity discount, if any, will be determined by an independent appraiser retained by the Company at its expense and reasonably acceptable to such Member.

REGISTER OF MEMBERS

64.    Contents of Register of Members

        The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

65.    Inspection of Register of Members

        The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

66.    Determination of record dates

        Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

          (a)   determining the Members entitled to receive any dividend; and

          (b)   determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

TRANSFER OF SHARES

67.    Instrument of transfer

        (1)   An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form "B" in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

        (2)   The Board may refuse to recognize any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

68.    Restrictions on transfer

        (1)   The Directors may decline to approve or register any transfer of shares if it appears to the Directors, in their sole and reasonable discretion, after taking into account, among other things, the limitation on voting rights contained in these Bye-laws, that any non-de minimis adverse tax, regulatory or legal consequence to the Company, any subsidiary of the Company, or any other holder of shares or its Affiliates would result from such transfer (including if such consequence arises as a result of any such U.S. Person owning Controlled Shares that constitute 9.5% or more of the value of the Company or the voting shares of the Company (but subject to the provisions of Bye-laws 50 through 54)). The Directors shall have the authority to request from any holder of shares, and such holder of shares shall provide, such information as the Directors may reasonably request for the purpose of determining whether any transfer should be permitted.

        (2)   Subject to any applicable requirements of the New York Stock Exchange, the Directors (a) may decline to approve or to register any transfer of any share if a written opinion from counsel acceptable to the Company shall not have been obtained to the effect that registration of such shares under the U.S. Securities Act of 1933, as amended, is not required and (b) shall decline to approve or to register any transfer of any share if the transferee shall not have been approved by applicable governmental authorities if such approval is required.

        (3)   If the Board refuses to register a transfer of any share the Secretary shall, within one month after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

        (4)   The registration of transfers may be suspended at such times and for such periods as the Directors may, in their absolute discretion, from time to time determine, provided always that such registration shall not be suspended for more than 45 days in any year.

69.    Transfers by joint holders

        The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

70.    Representative of deceased Member

        In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognized by the Company as having any title to the deceased Member's interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

71.    Registration on death or bankruptcy

        Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favor of such nominee an instrument of transfer in the form, or as near thereto as circumstances admit, of Form "C" in the Schedule hereto. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

DIVIDENDS AND OTHER DISTRIBUTIONS

72.    Declaration of dividends by the Board

        The Board may, subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

73.    Other distributions

        The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company.

74.    Reserve fund

        The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalizing dividends or for any other special purpose.

75.    Deduction of Amounts due to the Company

        The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

CERTAIN SUBSIDIARIES

76.    Voting of subsidiary shares

        Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general meeting of any direct subsidiary of the Company, the Directors shall refer the subject matter of the vote, other than the appointment, removal and remuneration of auditors, the approval of financial statements and any reports thereon and the remuneration of directors, to the Members of the Company on a poll (subject to Bye-laws 50-54) and seek authority from the Members for the Company's corporate representative or proxy to vote in favor of the resolution proposed by the subsidiary. The Directors shall cause the Company's corporate representative or proxy to vote the Company's shares in the subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company's corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the subsidiary.

77.    Bye-laws or articles of association of certain subsidiaries

        The Board in its discretion shall require that the Bye-laws or Articles of Association of each subsidiary of the Company, organized under the laws of a jurisdiction outside the United States of America, shall contain provisions substantially similar to Bye-law 76. The Company shall enter into agreements with each such subsidiary, as reasonably necessary, to effectuate or implement this Bye-law.

CAPITALISATION

78.    Issue of bonus shares

        (1)   The Board may resolve to capitalize any part of the amount for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

        (2)   The Company may capitalize any sum standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

79.    Records of account

        The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

          (a)   all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

          (b)   all sales and purchases of goods by the Company; and

          (c)   the assets and liabilities of the Company.

        Such records of account shall be kept at the registered office of the Company or, subject to Section 83 (2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

80.    Financial year end

        The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

81.    Financial statements

        Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

AUDIT

82.    Appointment of Auditor

        Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor. Any Auditor appointed by the Members shall, prior to such appointment, have been appointed by the Audit Committee. Such Auditor may not be a Member and no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

83.    Remuneration of Auditor

        The remuneration of the Auditor shall be fixed by the Audit Committee or in such manner as the Members may determine.

84.    Vacation of office of Auditor

        If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of disqualification, illness or other disability at a time when the Auditor's services are required, the Board shall, as soon as practicable, fill the vacancy thereby created.

85.    Access to books of the Company

        The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

86.    Report of the Auditor

        (1)   Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

        (2)   The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

        (3)   The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES

87.    Notices to Members of the Company

        A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such Member's address in the Register of Members or to such other address given for the purpose. For the purposes of this Bye-law, a notice may be sent by mail, courier service, cable, telex, telecopier, facsimile, email or other mode of representing words in a legible and non-transitory form.

88.    Notices to joint Members

        Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

89.    Service and delivery of notice

        Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile or other method as the case may be.

SEAL OF THE COMPANY

90.    The seal

        The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

91.    Manner in which seal is to be affixed

        The seal of the Company shall not be affixed to any instrument except attested by the signature of a Director and the Secretary or any two Directors, or any person appointed by the Board for the purpose, PROVIDED, that any Director, Officer or Resident Representative may affix the seal of the Company attested by such Director, Officer or Resident Representative's signature to any authenticated copies of these Bye-laws, the incorporating documents of the Company, the minutes of any meetings or any other documents required to be authenticated by such Director, Officer or Resident Representative.

WINDING-UP

92.    Winding-up/distribution by liquidator

        If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members; PROVIDED, that each Member holding common shares of the Company shall receive at least the pro rata portion (based on its ownership of such shares) of any cash so distributed. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

ALTERATION OF BYE-LAWS

93.    Alteration of Bye-laws

        No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.

******

SCHEDULE—FORM A (Bye-law 62)

NOTICE OF LIABILITY TO FORFEITURE FOR NON PAYMENT OF CALL

        You have failed to pay the call of [amount of call] made on the            day of                        , 20            last, in respect of the [number] share(s) [numbers in figures] standing in your name in the Register of Members of the Company, on the            day of                         , 20            last, the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of             per annum computed from the said            day of                        , 20            last, on or before the            day of                        , 20            next at the place of business of the Company, the share(s) will be liable to be forfeited.

Dated this            day of                        , 20

[Signature of Secretary]

By order of the Board

SCHEDULE—FORM B (Bye-law 67)

TRANSFER OF A SHARE OR SHARES

FOR VALUE RECEIVED

[amount]
[transferor]
Hereby sell assign and transfer unto

[transferee]
Of

[address]

[number of shares]
shares of

[name of Company]
Dated

(Transferor)
In the presence of:
(Witness)

(Transferee)
In the presence of:
(Witness)

SCHEDULE—FORM C (Bye-Law 71)

TRANSFER BY A PERSON
BECOMING ENTITLED ON DEATH/BANKRUPTCY OF A MEMBER

        I/We having become entitled in consequence of the [death/bankruptcy] of [name of the deceased Member] to [number]share(s) standing in the register of Members of [Company] in the name of the said [name of deceased Member] instead of being registered myself/ourselves elect to have [name of transferee] (the "Transferee") registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee his or her executors administrators and assigns subject to the conditions on which the same were held at the time of the execution thereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

WITNESS our hands this       day of                                                  , 20

Signed by the above-named	)
[person or persons entitled]	)
in the presence of:	)
)
Signed by the above-named
[transferee]	)
in the presence of:	)

Appendix B

BYE-LAWS
OF
AXIS SPECIALTY LIMITED

(adopted on 9th December 2004)

TABLE OF CONTENTS

Interpretation
1.	Definitions	1
Shares
2.	Power to Issue Shares	2
3.	Power of the Company to Purchase its Shares	2
4.	Rights Attaching to Shares	2
5.	Calls on Shares	3
6.	Prohibition on Financial Assistance	3
7.	Share Certificates	3
8.	Fractional Shares	3
Registration of Shares
9.	Register of Members	3
10.	Registered Owner Absolute Owner	4
11.	Transfer of Registered Shares	4
12.	Transmission of Registered Shares	4
Alteration of Share Capital
13.	Power to Alter Capital	5
14.	Variation of Rights Attaching to Shares	6
Dividends and Capitalisation
15.	Dividends	6
16.	Power to Set Aside Profits	6
17.	Method of Payment	6
18.	Capitalisation	7
Meetings of Members
19.	Annual General Meetings	7
20.	Special General Meetings	7
21.	Requisitioned General Meetings	7
22.	Notice	7
23.	Giving Notice	8
24.	Postponement of General Meeting	8
25.	Quorum at General Meetings	8
26.	Chairman to Preside	9
27.	Voting on Resolutions	9
28.	Power to Demand Vote on Poll	9
29.	Voting by Joint Holders of Shares	10
30.	Instrument of Proxy	10
31.	Representation of Corporate Member	11
32.	Adjournment of General Meeting	11
33.	Written Resolutions	11
34.	Directors' Attendance at General Meetings	12
Directors and Officers
35.	Election of Directors	12
36.	Number of Directors	12
37.	Term of Office of Directors	12
38.	Alternate Directors	12
39.	Removal of Directors	12
40.	Vacancy in the Office of Director	13
41.	Remuneration of Directors	13
42.	Defect in Appointment of Director	13
43.	Directors to Manage Business	13
44.	Powers of the Board of Directors	13
45.	Register of Directors and Officers	14
46.	Officers	14
47.	Appointment of Officers	14
48.	Duties of Officers	15
49.	Remuneration of Officers	15
50.	Conflicts of Interest	15
51.	Indemnification and Exculpation of Directors and Officers	15
Meetings of the Board of Directors
52.	Board Meetings	15
53.	Notice of Board Meetings	16
54.	Participation in Meetings by Telephone	16
55.	Quorum at Board Meetings	16
56.	Board to Continue in Event of Vacancy	16
57.	Chairman to Preside	16
58.	Written Resolutions	16
59.	Validity of Prior Acts of the Board	16
Corporate Records
60.	Minutes	17
61.	Place Where Corporate Records Kept	17
62.	Form and Use of Seal	17
Accounts
63.	Books of Account	17
64.	Financial Year End	17
Audits
65.	Annual Audit	18
66.	Appointment of Auditors	18
67.	Remuneration of Auditors	18
68.	Duties of Auditors	18
69.	Access to Records	18
70.	Financial Statements	18
71.	Distribution of Auditors Report	18
72.	Vacancy in the Office of Auditor	18
Voluntary Winding-Up and Dissolution
73.	Winding-Up	18
Changes to Constitution
74.	Changes to Bye-laws	19
75.	Changes to Memorandum of Association	19
76.	Discontinuance	19
Certain Subsidiaries
77.	Voting of Subsidiary Shares	19
78.	Bye-Laws or Articles of Association of Certain Subsidiaries	19

INTERPRETATION

1.     Definitions

  1.1
  In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act 1981 as amended from time to time;
Alternate Director	an alternate director appointed in accordance with these Bye-laws;
Auditor	includes any individual or partnership appointed to audit the accounts of the Company;
Board
the board of directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;
Company	the company for which these Bye-laws are approved and confirmed;
Director	a director of the Company and shall include an Alternate Director;
Member
the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;
notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;
Officer	any person appointed by the Board to hold an office in the Company;
Register of Directors and Officers	the register of directors and officers referred to in these Bye-laws;
Register of Members	the register of members referred to in these Bye-laws;
Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative; and
Secretary	the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary.
  1.2
  In these Bye-laws, where not inconsistent with the context:

  (a)
  words denoting the plural number include the singular number and vice versa;

  (b)
  words denoting the masculine gender include the feminine and neuter genders;

  (c)
  words importing persons include companies, associations or bodies of persons whether corporate or not;

1

    (d)
    the words:-

    (i)
    "may" shall be construed as permissive; and

    (ii)
    "shall" shall be construed as imperative; and

    (e)
    unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

  1.3
  In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

  1.4
  Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

SHARES

2.     Power to Issue Shares

  2.1
  Subject to these Bye-laws and to any resolution of the Members to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares of the Company on such terms and conditions as it may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital, or otherwise as the Company may by resolution of the Members prescribe.

  2.2
  Subject to the provisions of the Act, any preference shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board (before the issue or conversion).

3.     Power of the Company to Purchase its Shares

  The Company may purchase its own shares in accordance with the provisions of the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase all or any part of its own shares in accordance with the Act.

4.     Rights Attaching to Shares

  Subject to any resolution of the Members to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the share capital of the Company shall be divided into shares of a single class the holders of which shall, subject to the provisions of these Bye-laws:

    (a)
    be entitled to one vote per share;

    (b)
    be entitled to such dividends as the Board may from time to time declare;

    (c)
    in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

    (d)
    generally be entitled to enjoy all of the rights attaching to shares.

2

5.     Calls on Shares

  5.1
  The Board may make such calls as it thinks fit upon the Members in respect of any monies unpaid on the shares allotted to or held by such Members and, if a call is not paid on or before the day appointed for payment thereof, the Members may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

  5.2
  The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

  5.3
  The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up.

6.     Prohibition on Financial Assistance

  6.1
  The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of the acquisition or proposed acquisition by any person of any shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted under the Act.

7.     Share Certificates

  7.1
  Every Member shall be entitled to a certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

  7.2
  The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

  7.3
  If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

8.     Fractional Shares

  The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.

REGISTRATION OF SHARES

9.     Register of Members

  9.1
  The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

  9.2
  The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of

3

    Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

10.   Registered Holder Absolute Owner

  The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

11.   Transfer of Registered Shares

  11.1
  An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares
• (the "Company")

  FOR VALUE RECEIVED....................[amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] of shares of the Company.

  DATED this [    ] day of [            ], 200[    ]

Signed by:	In the presence of:
Transferor	Witness
Transferee	Witness
  11.2
  Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

  11.3
  The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

  11.4
  The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

  11.5
  The Board may in its absolute discretion and without assigning any reason therefore refuse to register the transfer of a share. The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

12.   Transmission of Registered Shares

  12.1
  In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member's interest in the shares. Nothing herein contained

4

    shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

  12.2
  Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member
• (the "Company")

  I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the "Transferee") registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

DATED this [ ] day of [ ], 200[ ]
Signed by:	In the presence of:
Transferor	Witness
Transferee	Witness
  12.3
  On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

  12.4
  Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

ALTERATION OF SHARE CAPITAL

13.   Power to Alter Capital

  13.1
  The Company may if authorised by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act.

5

  13.2
  Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.

14.   Variation of Rights Attaching to Shares

  If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

DIVIDENDS AND CAPITALISATION

15.   Dividends

  15.1
  The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company.

  15.2
  The Board may fix any date as the record date for determining the Members entitled to receive any dividend.

  15.3
  The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

  15.4
  The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company. No unpaid distribution shall bear interest as against the Company.

16.   Power to Set Aside Profits

  The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose.

17.   Method of Payment

  17.1
  Any dividend, interest or other monies payable in cash in respect of the shares may be paid by wire transfer or by cheque or draft sent through the post directed to the Member at such Member's address in the Register of Members, or to such person and to such address as the holder may in writing direct.

  17.2
  In the case of joint holders of shares, any dividend, interest or other monies payable in cash in respect of shares may be paid by wire transfer or by cheque or draft sent through the post directed to the address of the holder first named in the Register of Members, or to such person and to such address as the joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

6

  17.3
  The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

18.   Capitalisation

  18.1
  The Board may resolve to capitalise any sum for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

  18.2
  The Board may resolve to capitalise any sum for the time being standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid or nil paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS

19.   Annual General Meetings

  The annual general meeting of the Company shall be held in each year (other than the year of incorporation) at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint.

20.   Special General Meetings

  The President or the Chairman or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary.

21.   Requisitioned General Meetings

  The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of the Act shall apply.

22.   Notice

  22.1
  At least five days' notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held and that the election of Directors will take place thereat.

  22.2
  At least five days' notice of a special general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.

  22.3
  The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

  22.4
  A general meeting of the Company shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

7

  22.5
  The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

23.   Giving Notice

  23.1
  A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such Member's address in the Register of Members or to such other address given for the purpose. For the purposes of this Bye-law, a notice may be sent by letter mail, courier service, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible form.

  23.2
  Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

  23.3
  Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile, electronic mail, or such other method as the case may be.

24.   Postponement of General Meeting

  The Secretary may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each member in accordance with the provisions of these Bye-laws.

25.   Quorum at General Meetings

  25.1
  At any general meeting of the Company two or more persons present in person and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time.

  25.2
  If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. If the meeting shall be adjourned to the same day one week later or the Secretary shall determine that the meeting is adjourned to a specific date, time and place, it is not necessary to give notice of the adjourned meeting other than by announcement at the meeting being adjourned. If the Secretary shall determine that the meeting be adjourned to an unspecified date, time or place, fresh notice of the resumption of the meeting shall be given to each Member entitled to attend and vote thereat in accordance with the provisions of these Bye-laws.

8

26.   Chairman to Preside

  Unless otherwise agreed by a majority of those attending and entitled to vote thereat, the Chairman, if there be one, and if not the President, shall act as chairman at all meetings of the Members at which such person is present. In their absence, the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

27.   Voting on Resolutions

  27.1
  Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

  27.2
  No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all shares held by such Member.

  27.3
  At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand.

  27.4
  At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

28.   Power to Demand a Vote on a Poll

  28.1
  Notwithstanding the foregoing, a poll may be demanded by any of the following persons:

  (a)
  the chairman of such meeting; or

  (b)
  at least three Members present in person or represented by proxy; or

  (c)
  any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

  (d)
  any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

  28.2
  Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.

9

  28.3
  A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place at such meeting as the chairman (or acting chairman) of the meeting may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

  28.4
  Where a vote is taken by poll, each person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. At the conclusion of the poll, the ballot papers shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

29.   Voting by Joint Holders of Shares

  In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

30.   Instrument of Proxy

  30.1
  An instrument appointing a proxy shall be in writing or transmitted by electronic mail in substantially the following form or such other form as the chairman of the meeting shall accept:

Proxy
• (the "Company")

  I/We, [insert names here], being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members held on the [    ] day of [    ], 200[    ] and at any postponement or adjournment thereof. (Any restrictions on voting to be inserted here.)

Signed this [ ] day of [ ], 200[ ]
Member(s)
  30.2
  The instrument of proxy shall be signed or, in the case of a transmission by electronic mail, electronically signed in a manner acceptable to the chairman, by the appointor or by the appointor's attorney duly authorised in writing, or if the appointor is a corporation, either under its seal or signed or, in the case of a transmission by electronic mail, electronically signed in a manner acceptable to the chairman, by a duly authorised officer or attorney.

  30.3
  The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

10

31.   Representation of Corporate Member

  31.1
  A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting of the Members and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

  31.2
  Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

32.   Adjournment of General Meeting

  The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present, and shall if so directed, adjourn the meeting. Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with the provisions of these Bye-laws.

33.   Written Resolutions

  33.1
  Subject to the following, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

  33.2
  A resolution in writing may be signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members, or all the Members of the relevant class thereof, in as many counterparts as may be necessary.

  33.3
  A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

  33.4
  A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

  33.5
  This Bye-law shall not apply to:

  (a)
  a resolution passed to remove an auditor from office before the expiration of his term of office; or

  (b)
  a resolution passed for the purpose of removing a Director before the expiration of his term of office.

  33.6
  For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

11

34.   Directors Attendance at General Meetings

  The Directors of the Company shall be entitled to receive notice of, attend and be heard at any general meeting.

DIRECTORS AND OFFICERS

35.   Election of Directors

  35.1
  The Board of Directors shall be elected or appointed by the Members, except in the case of a casual vacancy, at the annual general meeting or at any special general meeting called for that purpose.

  35.2
  At any general meeting the Members may authorise the Board to fill any vacancy in their number left unfilled at a general meeting or as a result of an increase in the maximum number of Directors as determined by the Board.

36.   Number of Directors

  The Board of Directors shall consist of not less than two (2) Directors nor more than ten (10) Directors (as determined by a resolution of the Board) or such number in excess of such maximum as the Board may determine.

37.   Term of Office of Directors

  Directors shall hold office for such term as the Members may determine or, in the absence of such determination, until the next annual general meeting or until their successors are elected or appointed or their office is otherwise vacated.

38.   Alternate Directors

  38.1
  At any general meeting of the Company, the Members may elect a person or persons to act as a Director in the alternative to any one or more Directors of the Company or may authorise the Board to appoint such Alternate Directors

  38.2
  Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself by notice in writing deposited with the Secretary. Any person so elected or appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative provided that such person shall not be counted more than once in determining whether or not a quorum is present.

  38.3
  An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director for whom such Alternate Director was appointed.

  38.4
  An Alternate Director shall cease to be such if the Director for whom such Alternate Director was appointed ceases for any reason to be a Director but may be re-appointed by the Board as an alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

39.   Removal of Directors

  39.1
  Subject to any provision to the contrary in these Bye-laws, the Members entitled to vote for the election of Directors may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and

12

    be served on such Director not less than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director's removal.

  39.2
  If a Director is removed from the Board under the provisions of this Bye-law the Members may fill the vacancy at the meeting at which such Director is removed. In the absence of such election or appointment, the Board may fill the vacancy.

40.   Vacancy in the Office of Director

  40.1
  The office of Director shall be vacated if the Director:

  (a)
  is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

  (b)
  is or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

  (c)
  is or becomes of unsound mind or dies; or

  (d)
  resigns his office by notice in writing to the Company.

  40.2
  The Board shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any Director and to appoint an Alternate Director to any Director so appointed.

41.   Remuneration of Directors

  The remuneration (if any) of the Directors shall be determined by the Board and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from the meetings of the Board, any committee appointed by the Board, general meetings of the Company or in connection with the business of the Company or their duties as Directors generally.

42.   Defect in Appointment of Director

  All acts done in good faith by the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

43.   Directors to Manage Business

  The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting subject, nevertheless, to these Bye-laws, the provisions of any statute and to such directions as may be prescribed by the Company in general meeting.

44.   Powers of the Board of Directors

  44.1
  The Board may:

  (a)
  appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

  (b)
  exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures,

13

      debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

    (c)
    appoint one or more Directors to the office of managing director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

    (d)
    appoint a person to act as manager of the Company's day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

    (e)
    by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney's personal seal with the same effect as the affixation of the seal of the Company;

    (f)
    procure that the Company pays all expenses incurred in promoting and incorporating the Company;

    (g)
    delegate any of its powers to a committee appointed by the Board, which may consist partly or entirely of non-Directors, provided that every such committee shall conform to such directions as the Board shall impose on them and provided further that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board;

    (h)
    in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

    (i)
    authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

45.   Register of Directors and Officers

  The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.

46.   Officers

  The Officers shall consist of a President and a Vice President or a Chairman and a Deputy Chairman, a Secretary and such additional Officers as the Board may determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws.

47.   Appointment of Officers

  The Board shall, as soon as possible after the statutory meeting of Members and after each annual general meeting, appoint a President and Vice President or a Chairman and Deputy Chairman who shall be Directors. The Secretary (and additional Officers, if any) shall be appointed by the Board from time to time.

14

48.   Duties of Officers

  The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

49.   Remuneration of Officers

  The Officers shall receive such remuneration as the Board may determine.

50.   Conflicts of Interest

  50.1
  Any Director, or any Director's firm, partner or any company with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Director's firm, partner or company shall be entitled to remuneration for professional services as if such Director were not a Director. Nothing herein contained shall authorise a Director or Director's firm, partner or company to act as Auditor to the Company.

  50.2
  A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

  50.3
  Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum for such meeting.

51.   Indemnification and Exculpation of Directors and Officers

  The Directors, Secretary and other Officers (such term to include any person appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, provided that this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of the said persons. Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company, provided that such waiver shall not extend to any matter in respect of any fraud or dishonesty with may attach to such Director or Officer.

MEETINGS OF THE BOARD OF DIRECTORS

52.   Board Meetings

  The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. A resolution put to the vote at a meeting of the Board shall be carried by the

15

  affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

53.   Notice of Board Meetings

  A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally (in person or by telephone) or otherwise communicated or sent to such Director by post, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible form at such Director's last known address or any other address given by such Director to the Company for this purpose.

54.   Participation in Meetings by Telephone

  Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

55.   Quorum at Board Meetings

  The quorum necessary for the transaction of business at a meeting of the Board shall be two Directors.

56.   Board to Continue in the Event of Vacancy

  The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting of the Company or (ii) preserving the assets of the Company.

57.   Chairman to Preside

  Unless otherwise agreed by a majority of the Directors attending, the Chairman, if there be one, and if not the President shall act as chairman at all meetings of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by the Directors present at the meeting.

58.   Written Resolutions

  A resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution. For the purposes of this Bye-law only, "Director" shall not include an Alternate Director.

59.   Validity of Prior Acts of the Board

  No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

16

CORPORATE RECORDS

60.   Minutes

  60.1
  The Board shall cause minutes to be duly entered in books provided for the purpose:

  (a)
  of all elections and appointments of Officers;

  (b)
  of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

  (c)
  of all resolutions and proceedings of general meetings of the Members, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

61.   Place Where Corporate Records Kept

        Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

62.   Form and Use of Seal

  62.1
  The seal of the Company shall be in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

  62.2
  The seal of the Company shall not be affixed to any instrument except attested by the signature of a Director and the Secretary or any two Directors, or any person appointed by the Board for that purpose, provided that any Director, Officer or Resident Representative, may affix the seal of the Company attested by such Director, Officer or Resident Representative's signature to any authenticated copies of these Bye-laws, the incorporating documents of the Company, the minutes of any meetings or any other documents required to be authenticated by such Director, Officer or Resident Representative.

ACCOUNTS

63.   Books of Account

  63.1
  The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

  (a)
  all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

  (b)
  all sales and purchases of goods by the Company; and

  (c)
  all assets and liabilities of the Company.

  63.2
  Such records of account shall be kept at the registered office of the Company, or subject to the provisions of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

64.   Financial Year End

  The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.

17

AUDITS

65.   Annual Audit

  Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.

66.   Appointment of Auditors

  66.1
  Subject to the provisions of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor.

  66.2
  The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

67.   Remuneration of Auditors

  The remuneration of the Auditor shall be fixed by the Board.

68.   Duties of Auditors

  68.1
  The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

  68.2
  The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

69.   Access to Records

  The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

70.   Financial Statements

  Subject to any rights to waive laying of accounts pursuant to the provisions of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

71.   Distribution of Auditors report

  The report of the Auditor shall be submitted to the Members in general meeting.

72.   Vacancy in the Office of Auditor

  The Board may fill any casual vacancy in the office of the auditor.

VOLUNTARY WINDING-UP AND DISSOLUTION

73.   Winding-Up

  If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such

18

  purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CHANGES TO CONSTITUTION

74.   Changes to Bye-laws

  No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made save in accordance with the provisions of the Act and until the same has been approved by a resolution of the Board and by a resolution of Members.

75.   Changes to the Memorandum of Association

  No alteration or amendment to the Memorandum of Association shall be made save in accordance with the provisions of the Act and until same has been approved by a resolution of the Board and by a resolution of the Members.

76.   Discontinuance

  The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

CERTAIN SUBSIDIARIES

77.   Voting of Subsidiary Shares

  Notwithstanding any other provision of these Bye-laws to the contrary, if the Company is required or entitled to vote at a general meeting of any direct subsidiary of the Company, the Directors shall refer the subject matter of the vote, other than the appointment, removal and remuneration of auditors, the approval of financial statements and any reports thereon and the remuneration of directors, to the Members of the Company on a poll and seek authority from the Members for the Company's corporate representative or proxy to vote in favor of the resolution proposed by the subsidiary. The Directors shall cause the Company's corporate representative or proxy to vote the Company's shares in the subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company's corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the subsidiary.

78.   Bye-Laws or Articles of Association of Certain Subsidiaries

  The Board in its discretion shall require that the Bye-laws or Articles of Association of each subsidiary of the Company, organized under the laws of a jurisdiction outside the United States of America, shall contain provisions substantially similar to Bye-law 77. The Company shall enter into agreements with each such subsidiary, as reasonably necessary, to effectuate or implement this Bye-law.

19

Appendix C

COMPANIES ACTS, 1963 to 2001

SINGLE MEMBER COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

AXIS SPECIALTY HOLDINGS IRELAND LIMITED

ARTICLES

1.
In these Articles:-

(a)
"Act", the Companies Act, 1963 (No.33 of 1963) (as amended).

(b)
"Companies Acts", the Companies Acts 1963-2001 (as amended).

(c)
"Directors", the directors for the time being of the Company or the directors present at a meeting of the board of directors and includes any person occupying the position of director by whatever name called.

(d)
"office", the registered office for the time being of the Company.

(e)
"register", the register of members to be kept as required by Section 116 of the Act.

(f)
"seal, the common seal of the Company.

(g)
"Secretary", any person appointed to perform the duties of the Secretary of the Company.

(h)
"Single-Member Company Regulations", the European Communities (Single-Member Private Limited Companies) Regulations, 1994.

(i)
"United Kingdom", the United Kingdom of Great Britain and Northern Ireland.

2.
The Articles contained in Table A in the First Schedule to the Companies Act, 1963 (as the same is amended by the Companies Acts) shall not apply to the Company.

Expressions referring to writing shall, unless the contrary intention appears, be construed as including references to printing, lithography, photography, and any other modes of representing or reproducing words in a visible form.

Unless the contrary intention appears, words or expressions contained in these Articles shall bear the same meaning as in the Act or in any statutory modification thereof in force at the date at which these Articles become binding on the Company.

PRIVATE COMPANY

3.
The Company is a private Company and accordingly:-

(a)
the right to transfer shares is restricted in the manner hereinafter prescribed;

(b)
the number of members of the Company (exclusive of persons who are in the employment of the Company and of persons who, having been formerly in the employment the Company, were while in such employment, and have continued after the determination of such employment to be, members of the Company) is limited to fifty, so, however, that where two or more persons hold one or more shares in the Company jointly, they shall, for the purpose of this Article, be treated as a single member;

(c)
any invitation to the public to subscribe for any shares or debentures of the Company is prohibited;

(d)
the Company shall not have power to issue share warrants to bearer.

SHARE CAPITAL AND VARIATION OF RIGHTS

4.
The capital of the Company is US$1,000,000,000 divided into 1,000,000,000 shares of US$1 each.

5.
Without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, any share in the Company may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by ordinary resolution determine.

6.
If at any time the share capital is divided into different classes of shares, the rights attached to any class may, whether or not the Company is being wound up, be varied or abrogated with the consent in writing of the holders of three fourths of the issued shares of that class, or with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of the class.

7.
The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

8.
Subject to the provisions of these Articles relating to new shares, the shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Companies Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its shareholders, but so that no share shall be issued at a discount.

9.
For the purpose of Section 20 Companies (Amendment) Act, 1983, the Directors of the Company are generally and unconditionally authorised to allot relevant securities as defined by Section 20 (10) of the said Act up to a maximum of the authorised but as yet unissued share capital of the Company immediately following the date of adoption of this Article. This authority shall expire on 1 May 2008 but may be previously revoked or varied by the Company in general meeting and may be renewed by the Company in general meeting for a further period not exceeding five years from the date of such renewal. The Company may make any offer or agreement before the expiry of this authority which would or might require relevant securities to be allotted after this authority has expired and the Directors may allot relevant securities in pursuance of any such offer or agreement.

10.
The pre-emption provisions of sub-sections (1), (7) and (8) of Section 23 Companies (Amendment) Act, 1983 shall not apply to any allotment by the Company of equity securities (as defined in such Section).

11.
Subject to the provisions of the Companies Act, 1990, any shares may be issued on the terms that they are, or, at the option of the Company are, liable to be redeemed on such terms and in such manner as the Company before the issue of the shares may by special resolution determine.

12.
The Company may exercise the powers of paying commissions conferred by Section 59 of the Act, provided that the rate per cent and the amount of the commission paid or agreed to be paid shall be disclosed in the manner required by that Section, and the rate of the commission shall not exceed the rate of 10 per cent of the price at which the shares in respect whereof the same is paid are issued or an amount equal to 10 per cent of such price (as the case may be). Such commission may be satisfied by the payment of cash or the allotment of fully or partly paid shares or partly in one way and partly in the other. The Company may also, on any issue of shares, pay such brokerage as may be lawful.

13.
Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise

2

  (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these Articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder; this shall not preclude the Company from requiring the members or a transferee of shares to furnish the Company with information as to the beneficial ownership of any share when such information is reasonably required by the Company.

14.
Every person whose name is entered as a member in the register shall be entitled without payment to receive within 2 months after allotment or lodgment of a transfer (or within such other period as the conditions of issue shall provide) one certificate for all his shares or several certificates each for one or more of his shares upon payment of €2 for every certificate after the first or such less sum as the Directors shall from time to time determine, so, however, that in respect of a share or shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders shall be sufficient delivery to all such holders. Every certificate shall be under the seal and shall specify the shares to which it relates and the amount paid up thereon.

15.
If a share certificate be defaced, lost or destroyed, it may be renewed on payment of €2 or such less sum and on such terms (if any) as to evidence and indemnity and the payment of out-of-pocket expenses of the Company of investigating evidence as the Directors think fit.

16.
The Company shall not give, whether directly or indirectly, and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company or in its holding Company, but this Article shall not prohibit any transaction permitted by Section 60 of the Act.

PURCHASE OF OWN SHARES

17.
(a)
Subject to the provisions of and to the extent permitted by the Companies Acts to any rights conferred on the holders of any class of shares and to the following paragraphs of this Article the Company may purchase any of its shares of any class and may cancel any shares so purchased and hold them as Treasury Shares (within the meaning of Section 209 of the Companies Act, 1990) with liberty to reissue any such share or shares as shares of any class or classes.

(b)
The Company shall not exercise any authority granted under Section 213 (off market) or Section 215 (market) of the Companies Act, 1990 to make purchases of its own shares unless the authority required by such Section shall have been granted by special resolution of the Company.

(c)
The Company shall not be required to select the shares to be purchased on a pro rata basis or in any particular manner as between the holder of the shares of the same class or as between the holders of shares of different classes.

LIEN

18.
The Company shall have a first and paramount lien on every share for all moneys (whether immediately payable or not) called or payable at a fixed time in respect of that share, and the Company shall also have a first and paramount lien on all shares standing registered in the name of any person whether he be the sole registered holder thereof or one of two joint holders for all moneys immediately payable by him or his estate to the Company, but the Directors may at any

3

  time declare any share to be wholly or in part exempt from the provisions of this Article. The Company's lien on a share shall extend to all dividends payable thereon.

19.
The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless a sum in respect of which the lien exists is immediately payable, nor until the expiration of 14 days after a notice in writing stating and demanding payment of such part of the amount in respect of which the lien exists as is immediately payable, has been given to the registered holder for the time being of the share, or the person entitled thereto by reason of his death or bankruptcy.

20.
To give effect to any such sale, the Directors may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

21.
The proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is immediately payable, and the residue, if any, shall (subject to a like lien for sums not immediately payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.

CALLS ON SHARES

22.
The Directors may from time to time make calls upon the members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium) and not by the conditions of allotment thereof made payable at fixed times, provided that no call shall exceed one-fourth of the nominal value of the share or be payable at less than one month from the date fixed for the payment of the last preceding call, and each member shall (subject to receiving at least 14 days notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the Directors may determine.

23.
A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed and may be required to be paid by instalments.

24.
The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

25.
If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate, not exceeding 5 per cent per annum, as the Directors may determine, but the Directors shall be at liberty to waive payment of such interest wholly or in part.

26.
Any sum which by the terms of issue of a share becomes payable on allotment or at any fixed date, whether on account of the nominal value of the shares or by way of premium, shall, for the purposes of these Articles, be deemed to be a call duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these Articles as to payment of interest and expenses, forfeiture or otherwise, shall apply as if such sum had become payable by virtue of a call duly made and notified.

27.
The Directors may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the times of payment.

28.
The Directors may, if they think fit, receive from any member willing to advance the same, all or any part of the moneys uncalled and unpaid upon any shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become payable) pay

4

  interest at such rate not exceeding (unless the Company in general meeting otherwise directs) 5 per cent annum, as may be agreed upon between the Directors and the member paying such sum in advance.

TRANSFER OF SHARES

29.
The instrument of transfer of any share shall be executed by or on behalf of the transferor and (in the case of a partly paid share only) the transferee, and the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the register in respect thereof. No transfer of any share in the capital of the Company (whether on a sale of such shares or transmission thereof by operation of law or otherwise howsoever) shall be registered unless such transfer is approved by resolution of the Directors.

30.
Subject to such of the restrictions of these Articles as may be applicable, any member may transfer all or any of his shares by instrument in writing in any usual or common form or any other form which the Directors may approve.

31.
The Directors may, in their absolute discretion, and without assigning any reason therefor, decline to register any transfer of any share, whether or not it is a fully paid share provided always that this discretion may not be exercised by the Directors in the case of a transfer to a person who is already a member of the Company.

32.
The Directors may also decline to recognise any instrument of transfer unless:-

(a)
the instrument of transfer is accompanied by the certificate of the shares to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer; and

(b)
the instrument of transfer is in respect of one class of share only.

33.
If the Directors refuse to register a transfer they shall, within 2 months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

34.
The registration of transfers may be suspended at such times and for such periods, not exceeding in the whole 30 days in each year, as the Directors may from time to time determine.

35.
The Company shall be entitled to charge a fee not exceeding €2 on the registration of every probate, letters of administration, certificate of death or marriage, power of attorney, notice as to stock or other instrument.

FORFEITURE OF SHARES

36.
If a member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors may, at any time thereafter during such time as any part of the call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

37.
The notice shall name a further day (not earlier than the expiration of 14 days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

38.
If the requirements of any such notice as aforesaid are not complied with, any share in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect.

5

39.
A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

40.
A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture, were payable by him to the Company in respect of the shares, but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.

41.
A statutory declaration that the declarant is a Director or the Secretary of the Company, and that a share in the Company has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and he shall thereupon be registered as the holder of the share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

42.
The provisions of these Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

ALTERATION OF CAPITAL

43.
The Company may from time to time by ordinary resolution increase the share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

44.
The Company may by ordinary resolution:-

(a)
consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(b)
convert all or any of its paid up shares into stock, and re-convert that stock into paid up shares of any denominations;

(c)
subdivide its existing shares or any of them, into shares of smaller amount than is fixed by the memorandum of association subject, nevertheless, to Section 68 (1) (d) of the Act;

(d)
cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person.

45.
The Company may by special resolution reduce its share capital, any capital redemption reserve fund or any share premium account in any manner and with and subject to any incident authorised, and consent required, by law.

GENERAL MEETINGS

46.
General meetings of the Company shall be held in Ireland unless, in respect of any particular meeting, the sole member (or, if there shall be more than one member entitled to attend and vote at such meeting, then each such member) consents in writing to it being held elsewhere or (in addition and without prejudice to the generality of the foregoing) in respect of any annual general meeting, a resolution providing that it be held elsewhere has been passed at the preceding annual general meeting.

6

47.
(a)
Subject to paragraphs (b) and (c) of this Article, the Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it; and not more than 15 months shall elapse between the date of one annual general meeting of the Company and that of the next.

(b)
So long as the Company holds its first annual general meeting within 18 months of its incorporation, it need not hold it in the year of its incorporation or in the year following. Subject to paragraph (a) of this Article, the annual general meeting shall be held at such time and place as the Directors shall appoint.

(c)
The sole member may decide to dispense with the holding of annual general meetings. Such decision will be effective for the year in which it is made and subsequent years, but nevertheless the sole member or the Auditors may require the holding of an annual general meeting in any such year in accordance with the procedure laid down in the Single-Member Company Regulations.

Where a decision to dispense with the holding of annual general meetings is in force, the accounts and the directors' and Auditors' reports that would otherwise be laid before an annual general meeting shall be sent to the sole member as provided in the Single-Member Company Regulations, and the provisions of the Acts with regard to the annual return and the accounts which apply by reference to the date of the annual general meeting will be construed as provided in the Single-Member Company Regulations.

48.
All general meetings other than annual general meetings shall be called extraordinary general meetings.

49.
The Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or in default, may be convened by such requisitionists, as provided by Section 132 of the Act. If at any time there are not within the State sufficient Directors capable of acting to form a quorum, any Director or any 2 members of the Company may convene an extraordinary general meeting in the same manner as nearly as possible as that in which meetings may be convened by the Directors.

50.
Subject to Sections 133 and 141 of the Act, an annual general meeting and a meeting called for the passing of a special resolution shall be called by 21 days' notice in writing at the least and a meeting of the Company (other than an annual general meeting or a meeting for the passing of a special resolution) shall be called by 7 days' notice in writing at the least. The notice shall be exclusive of the day on which it is served or deemed to be served and of the day for which it is given and shall specify the day, the place and the hour of the meeting and, in the case of special business, the general nature of that business and shall be given in manner authorised by these Articles to such persons as are under the Articles of the Company entitled to receive such notices from the Company.

51.
The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

PROCEEDINGS AT GENERAL MEETINGS

52.
All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and auditors, the

7

  election of Directors in the place of those retiring, the re-appointment of the retiring auditors and the fixing of the remuneration of the auditors.

53.
(a)
No business shall be transacted at any general meeting unless a quorum of members is present at the time when the meeting proceeds to business. Save as provided in paragraph (b) below, two members present in person or by proxy shall be a quorum.

(b)
If, and for so long as, the Company has only one member, one person entitled to vote upon the business to be transacted, being the sole member of the Company or a proxy for that member or (if such member is a corporation) a duly authorised representative of such member, shall be a quorum;

(c)
the sole member of the Company (or the proxy or authorised representative of the sole member representing that member at the appropriate general meeting) shall be the chairman of any general meeting of the Company.

54.
If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved; in any other case it shall stand adjourned to the same day in the next week, at the same time and place or to such other day and at such other time and place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the members present shall be a quorum.

55.
The chairman, if any, of the board of Directors shall preside as chairman at every general meeting of the Company, or if there is no such chairman, or if he is not present within 15 minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

56.
If at any meeting no Director is willing to act as chairman or if no Director is present within 15 minutes after the time appointed for holding the meeting, the members present shall choose one of their number to be chairman of the meeting.

57.
The chairman may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

58.
At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded:-

(a)
by the chairman; or

(b)
by any member present in person or by proxy.

Unless a poll is so demanded, a declaration by the chairman that a resolution has, on a show of hands, been carried or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

The demand for a poll may be withdrawn before the poll is taken but only with the consent of the Chairman, and a demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand was made.

8

59.
Except as provided in Article 61 if a poll is duly demanded it shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

60.
Where there is an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

61.
A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the chairman of the meeting directs, and any business other than that on which a poll is demanded may be proceeded with pending the taking of the poll.

62.
(a)
Subject to Section 141 of the Act, a resolution in writing signed by all the members for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and if described as a special resolution shall be deemed to be a special resolution within the meaning of the Act.

(b)
The resolution referred to in paragraph (a) may consist of several documents in the like form each signed by one or more members (or, being bodies corporate, by their duly authorised representatives). A document signed by a member of which a facsimile copy is transmitted to the Company at its registered office shall be regarded as being signed by the member concerned.

(c)
If, and for so long as the Company has only one member all matters requiring a resolution of the Company in general meeting (except the removal of the Auditors from office) may be validly dealt with by a decision of the sole member. The sole member must provide the Company with a written record of any such decision or, if it is dealt with by a written resolution under the preceding provisions of this Article, with a copy of that resolution, and the decision or resolution shall be recorded and retained by the Company.

VOTES OF MEMBERS

63.
Subject to any rights or restrictions for the time being attached to any class or classes of shares, on a show of hands every member present in person and every proxy shall have one vote, so, however, that no individual shall have more than one vote, and on a poll every member shall have one vote for each share of which he is the holder.

64.
Where there are joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose, seniority shall be determined by the order in which the names stand in the register.

65.
A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, receiver, guardian or other person appointed by that court, and any such committee, receiver, guardian or other person may vote by proxy on a show of hands or on a poll.

66.
No member shall be entitled to vote at any general meeting unless all calls or other sums immediately payable by him in respect of shares in the Company have been paid.

67.
No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered and every vote not disallowed at such

9

  meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the chairman of the meeting whose decision shall be final and conclusive.

68.
Votes may be given either personally or by proxy.

69.
The instrument appointing a proxy shall be in writing under the hand of the appointer or of his attorney duly authorised in writing, or, if the appointer is a body corporate, either under seal or under the hand of an officer or attorney duly authorised. A proxy need not be a member of the Company.

70.
(a)
Subject to paragraph (b), the instrument appointing a proxy and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy of that power or authority shall be deposited at the office or at such other place within the State as is specified for that purpose in the notice convening the meeting, not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote, or, in the case of a poll, not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote, or, in the case of a poll, not less than 48 hours before the time appointed for the taking of the poll, and, in default, the instrument of proxy shall not be treated as valid.

(b)
Where any meeting of the Company is held at short notice pursuant to Section 133 (3) or Section 141 (2) Companies Act, 1963, it shall be sufficient if the instrument appointing a proxy (and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy of such power or authority) is deposited with the Chairman of the meeting immediately prior to the commencement of such meeting.

71.
An instrument appointing a proxy shall be in the following form or a form as near thereto as circumstances permit—

AXIS SPECIALTY HOLDINGS IRELAND LIMITED

  I/We of...............................................................................................................................................................

  in the County of.................................................................................................................................. being a member/members of the above-named Company hereby appoint

  ............................................................................................................................................................................

  of.........................................................................................................................................................................

  or failing him.....................................................................................................................................................

  of.........................................................................................................................................................................

  as my/our proxy to vote for me/us on my/our behalf at the

  (annual or extraordinary, as the case may be) general meeting of the Company to be held on the................................................................................ day of 19..............

  and at any adjournment thereof.

  Signed this................... day of..........................................................................................................................

  This form is to be used * in favour of/against the resolution.

  Unless otherwise instructed the proxy will vote as he thinks fit.

  * Strike out whichever is not desired.

10

72.
The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

73.
A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed or the transfer of the share in respect of which the proxy is given, if no intimation in writing of such death, insanity, revocation or transfer as aforesaid is received by the Company at the office before the commencement of the meeting or adjourned meeting at which the proxy is used.

BODIES CORPORATE ACTING BY REPRESENTATIVES AT MEETINGS

74.
Any body corporate which is a member of the Company may by resolution of its Directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company, and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company.

DIRECTORS

75.
The number of Directors shall not be less than two nor, unless and until otherwise determined by the Company by ordinary resolution, more than fifteen. A director shall not be required to retire by rotation.

76.
The remuneration of the Directors shall be determined by the Directors. Such remuneration shall be deemed to accrue from day to day. The Directors may also be paid an attendance fee and all travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the Directors or any committee of the Directors or general meetings of the Company or in connection with the business of the Company.

77.
A Director shall not require a share qualification but nevertheless shall be entitled to receive notice of and to attend and speak at any general meeting of or any separate meeting of the holders of any class of shares in the Company.

78.
A Director of the Company may be or become a Director or other officer of, or otherwise interested in, any Company promoted by the Company or in which the Company may be interested as shareholder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other Company unless the Company otherwise directs.

79.
(a)
Any Director may by writing under his or her hand appoint:

(i)
any other Director; or

(ii)
any other person who is approved by the Directors as hereinafter provided;

to be his or her alternate provided always that no such appointment of a person other than a Director shall be operative unless and until such appointment shall have been approved by resolution of the Board of Directors.

(b)
An alternate Director shall be entitled to receive notices of all meetings of the Directors and of all meetings of committees of Directors of which his or her appointor is a member, to attend and vote at any such meeting at which the Director appointing him or her is not personally present and, in the absence of his or her appointor, to exercise all the powers,

11

    rights, duties and authorities of his or her appointor as a Director (other than the right to appoint an alternate hereunder).

  (c)
  Save as otherwise provided in these Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his or her own acts and defaults and he or she shall not be deemed to be the agent of the Director appointing him or her. The remuneration of any such alternate Director shall be payable out of the remuneration paid to the Director appointing him or her and shall consist of such portion of the last mentioned remuneration as shall be agreed between the alternate and the Director appointing him or her.

  (d)
  A Director may at any time revoke the appointment of any alternate appointed by him or her. If a Director shall die or cease to hold the office of Director, the appointment of his or her alternate shall thereupon cease and determine.

  (e)
  Any appointment or revocation by a Director under this Article shall be effected by notice in writing given under his or her hand to the Secretary or deposited at the registered office of the Company or in any other manner approved by the Directors.

80.
A Director may vote in respect of any contract, appointment or arrangement in which he is interested, and he shall be counted in the quorum present at the meeting.

81.
(a)
Notwithstanding any other provision of these Articles of Association, including, without limitation, Article 82, but subject to paragraph (b) of this Article 81, if the Company is required or entitled to vote on any resolution of the members of any subsidiary of the Company (and for the purposes of this Article, such subsidiary shall be referred to as a "Subsidiary" and each such resolution shall be referred to as a "Subsidiary Resolution"), then the Directors shall forthwith refer the subject matter of the Subsidiary Resolution to the members of the Company in general meeting to seek authority from the said members for the Company, its representative or proxy to vote in favour of the relevant Subsidiary Resolution. If the Subsidiary Resolution is an ordinary resolution or otherwise one which requires the approval of a simple majority of the members of the Subsidiary in order to be passed, then the resolution to be put to the members of the Company shall be an ordinary resolution. If the Subsidiary Resolution is a special resolution or otherwise requires the approval of a majority of the members of the Subsidiary in excess of that required to pass an ordinary resolution or otherwise of a majority greater than a simple majority, then the resolution to be put to the members of the Company shall be a special resolution. If a resolution put to the members of the Company in accordance with this Article is passed, the directors shall cause the Company, its representative or proxy to vote in favour of the Subsidiary Resolution and if the resolution put to the Company is not passed the directors shall cause the Company, its representative or proxy to vote against such Subsidiary Resolution.

(b)
Notwithstanding paragraph (a) of this Article 81, the Directors shall not be required to refer the subject matter of a Subsidiary Resolution to the members of the Company in general meeting to seek authority from the said members for the Company, its representative or proxy to vote in favour of the relevant Subsidiary Resolution, where the subject matter of the Subsidiary Resolution relates to any one of the following:

(i)
the appointment or re-appointment of the auditors of the relevant Subsidiary;

(ii)
the removal of the auditors of the relevant Subsidiary;

(iii)
the fixing of the remuneration of the auditors of the relevant Subsidiary;

12

    (iv)
    the approval of the audited financial statements of the relevant Subsidiary;

    (v)
    the approval and adoption of the directors' and auditor's reports attached to the audited financial statements of the relevant Subsidiary.

82.
Subject to the provisions of Article 81, the Directors may exercise the voting powers conferred by the shares of any company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise the voting powers in favour of any resolution appointing the Directors or any of them as Directors or officers of such other company or providing for the payment of remuneration or pensions to the Directors or officers of such other company. Any Director of the Company may vote in favour of the exercise of such voting rights, notwithstanding that he may be or may be about to become a Director or officer of such other company, and as such or in any other manner is or may be interested in the exercise of such voting rights in manner aforesaid.

83.
The Directors may establish and maintain or procure the establishment and maintenance of any non-contributory or contributory pension or superannuation funds for the benefit of and give or procure the giving of donations, gratuities, pensions, allowances or emoluments to any persons who are or were at any time in the employment or service of the Company or of any company which is a subsidiary of the Company or is allied to or associated with the Company or with any such subsidiary or who are or were at any time Directors or officers of the Company or of any such other company aforesaid and hold or have at any time held any salaried employment or office in the Company or such other company and the wives, widows, families and dependants of any such persons and also establish and subsidise or subscribe to any institutions, associations, clubs or funds calculated to be for the benefit of or to advance the interests and well-being of the Company or any such other company as aforesaid or of any such persons as aforesaid and make payments for or towards the insurance of any such persons as aforesaid and subscribe or guarantee money for any charitable or benevolent objects or for any exhibition or for any public general or useful object and do any of the matters aforesaid either alone or in conjunction with any such other company as aforesaid. Any Director who holds or has held any such employment or office shall be entitled to participate in and retain for his own benefit any such donation, gratuity, pension, allowance or emolument to the extent and upon such terms as may for the time being be permitted or required by law.

84.
The Directors shall have power at any time and from time to time to appoint any person to be a Director, either to fill a casual vacancy or as an addition to the existing Directors but so that the total number of Directors shall not at any time exceed the number fixed in accordance with these Articles.

85.

        The office of a Director shall be vacated if the Director:-

    (a)
    is adjudged bankrupt in the State or in any part of the World or makes any arrangement or composition with his creditors generally;

    (b)
    becomes the subject of a Restriction Order made under Section 150 of the Companies Act, 1990;

    (c)
    becomes the subject of a Disqualification Order made under Section 160 of the Companies Act, 1990;

    (d)
    is requested in writing to resign by a majority of his co-Directors;

    (e)
    resigns such office by notice in writing to the Company;

13

    (f)
    is convicted of an indictable offence (other than an offence under the Road Traffic Acts for which he is not sentenced to imprisonment and actually imprisoned) unless the Directors otherwise determine; or

    (g)
    is removed from office by a resolution duly passed pursuant to Section 182 of the Act or under the provisions of the next succeeding Article hereof.

86.
(a)
In addition to and without prejudice to the provisions of the Act, the Company may by ordinary resolution remove any Director before the expiration of his period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Any such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company. The Company may, by ordinary resolution, appoint another person in place of any Director so removed from office.

(b)
The Company may by ordinary resolution appoint a person to be a Director either to fill a vacancy or as an additional Director.

87.
Any Director who serves on any committee or who devotes special attention to the business of the Company or who otherwise performs services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, may be paid such extra remuneration by way of salary, percentage of profits or otherwise as the Directors may determine.

88.
Any Director or alternate Director may participate in a meeting of the Directors or any committee of the Directors by means of conference telephone or other telecommunications equipment by means of which all persons participating in the meeting can hear each other and such participation in a meeting shall constitute a presence in person at such meeting, provided always that participation by such means shall be limited to a minority of Directors attending such meeting. A meeting shall be deemed to have been held in compliance with the Article where the majority of the Directors attending were physically present together at the commencement of the meeting.

BORROWING POWERS

89.
The Directors may exercise all the powers of the Company to borrow money, and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock and other securities, whether outright or as security for any debt, liability or obligation of the Company or of any third party. Debentures, debenture stock and other securities may be made assignable free from any equities between the Company and any person to whom the same may be issued. Any debentures or debenture stock may be issued at a discount, premium or otherwise and with any special rights as to redemption, surrender, drawings, allotment of shares, attending and voting at general meetings of the Company, appointment of Directors or otherwise.

POWERS AND DUTIES OF DIRECTORS

90.
The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Companies Acts or by these Articles, required to be exercised by the members in general meeting, subject, nevertheless, to any of these Articles, to the provisions of the Act and to such directions, being not inconsistent with the aforesaid Articles or provisions, as may be given by the members in general meeting; but no direction given by the members in general meeting shall invalidate any prior act of the Directors which would have been valid if that direction had not been given.

14

91.
Subject to the provisions of the Companies Acts and as herein provided, the Directors may delegate any of their powers and discretions to any committee (including an executive committee consisting of one or more directors) together with such other persons (if any) as may be appointed to such committee. Any committee so formed shall, in the exercise the powers so delegated, conform to any Articles that may be imposed on it by the Directors. Subject to any such conditions, the proceedings of the Committee with two or more members shall be governed by the provisions of these Articles regulating the proceeding of Directors so far as they are capable of applying.

92.
The Directors may from time to time and at any time by power of attorney appoint any Company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

93.
The Company may exercise the powers conferred by Section 41 of the Act with regard to having an official seal for use abroad, and such powers shall be vested in the Directors.

94.
A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors in accordance with Section 194 of the Act.

95.
A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine, and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or any contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established.

96.
Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; but nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

97.
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

15

98.
The Directors shall cause minutes to be made in books provided for the purpose—

(a)
of all appointments of officers made by the Directors;

(b)
of the names of the Directors present at each meeting of the Directors and of any committee of the Directors;

(c)
of all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

99.
The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants, and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

PROCEEDINGS OF DIRECTORS

100.
(a)
Subject to the provisions of these Articles, the Directors may meet together for the despatch of business, adjourn and otherwise regulate their proceedings as they think fit. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors. If the Directors so resolve, it shall not be necessary to give notice of a meeting of Directors to any Director who, being resident in the State, is for the time being absent from the State.

(b)
Notice of a meeting of the Directors shall be deemed to be duly given to a Director if it is given to him or her personally or sent in writing by delivery, post, telefax, electronic mail or any other means of communication approved by the Directors to him or her at his or her last known address or any other address given by him or her to the Company for this purpose.

(c)
Meetings of the Directors shall be held at such venue as the Directors may from time to time determine (except that no meetings may be held at a venue within the United Kingdom), provided always that nothing in this paragraph shall prevent a Director who is attending a meeting of the Directors by means of conference telephone or other telecommunications equipment subject to and in accordance with the terms of Article 88 of these regulations from being included in the quorum for such meeting and such attendance shall not in anyway invalidate any such meeting.

101.
The quorum for the transaction of the business of the Directors may be fixed by the Directors and unless so fixed at any other number shall be two. A person who holds office only as an alternate Director shall, if his or her appointor is not present, be counted in the quorum but, notwithstanding that such person may act as alternate Director for more than one Director, he or she shall not count as more than one for the purposes of determining whether a quorum is present.

102.
The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to the Articles of the Company as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

103.
(a)
Questions arising at any meeting of Directors shall be decided by a majority of votes. Each Director present and voting shall have one vote. Where there is an equality of votes, the chairman of the meeting shall have a second or casting vote. Any person who acts as an

16

    alternate Director for one or more Director shall be entitled, in the absence of any such appointor from a meeting, to a separate vote at such meeting on behalf of each such appointor, in addition to the vote such person will have at the meeting if he or she is a Director.

  (b)
  Each Director present at a meeting of Directors shall, in addition to his or her own vote, be entitled to one vote in respect of each other Director not present at the meeting who shall have authorised him or her (the "Authorised Director") in respect of such meeting to vote for such other Director in the absence of such other Director, provided that:

  (i)
  no Authorised Director shall be entitled to any vote at a meeting on behalf of another Director pursuant to any such authority if the other Director shall have appointed an alternate Director and that alternate Director is present at the meeting at which the Authorised Director proposes to vote pursuant to the provisions of such authority;

  (ii)
  any such authority may specifically provide that, in the absence of the Authorised Director from any meeting, his or her alternate, if present at the meeting, may exercise the authority instead of the Authorised Director and unless such provision is so made, no alternate Director of the Authorised Director shall be entitled to exercise any such authority on his or her behalf; and

  (iii)
  if, pursuant to any of the provisions of this paragraph, an alternate Director shall become authorised to exercise any vote, he or she shall not be entitled to authorise any person other than himself or herself to exercise such vote.

  (c)
  Any such authority may relate generally to all meetings of the Directors or to any specified meeting or meetings and must be in writing and may be sent by delivery, post, telefax, electronic mail or any other means of communication approved by the Directors. The authority must be delivered to the Secretary for filing prior to or must be produced at the first meeting at which a vote is to be cast pursuant thereto.

104.
(a)
The Directors may elect a chairman of their meetings and determine the period for which he is to hold office, but if no such chairman is elected, or, if at any meeting the chairman is not present within 5 minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.

(b)
All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

105.
A resolution or other document in writing signed by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors but a resolution signed by an alternate Director need not also be signed by his or her appointor and, if it is signed by a Director who has appointed an alternate Director, it need not be signed by the alternate Director in that capacity. A document signed by a Director of which a facsimile copy is transmitted to the Company at its offices shall be regarded as being signed by the Director concerned.

17

EXECUTIVE OFFICES

106.
The Directors may from time to time appoint one or more of their members to hold any executive office in the management of the business of the Company including the office of chairman or deputy chairman or managing or joint managing or deputy or assistant managing director as the Directors may decide for such fixed term or without limitation as to the period and on such terms as think fit. Subject to the terms of any agreement entered into in any particular case, the Directors may revoke such appointment. Any such appointment shall be automatically determined if he or she ceases from any cause to be a Director.

107.
Any Director so appointed shall receive such remuneration whether by way of salary, commission or participation in the profits, or partly in one way and partly in another, as the Directors may determine.

108.
The Directors may entrust to and confer upon any Director so appointed Director any of the powers exercisable by them upon such terms and conditions and with such restriction as they may think fit, and either collaterally with or to the exclusion of their own powers, and may from time to time revoke withdraw, alter or vary all or any of such powers.

109.
(a)
The Directors may from time to time appoint any person as general manager, joint general manager, vice general managers, managers and other senior personnel for such fixed term or without limitation as to the period and on such terms (including remuneration), as they see fit. Any person so appointed, during his period of office may attend at and address meetings of the Directors.

(b)
The Directors may at any time and from time to time by resolution appoint any one or more persons (not being Directors) in the employment of the Company to a post with a title or designation which includes the word "director" as part of the title or designation in conjunction with some other descriptive word. Subject as provided in this Article, such appointment shall be on such terms as the Directors shall decide but the Directors shall be entitled by resolution to revoke such appointment at any time. Any such appointment or revocation shall not affect the terms and conditions of employment of such person with the Company and the revocation of any such appointment shall not entitle such person to any claim against the Company. Any person appointed to any such post in accordance with this Article shall not be a member of the Board of Directors of the Company or have any of the rights or be under any of the obligations of a Director nor shall his or her title or designation be taken or deemed to imply that the holder thereof is a Director or authorised or empowered to act as one. Any person appointed to any such post in accordance with this Article shall not be entitled to notice of or to attend any meeting of the Board of Directors of the Company but he or she shall attend if so requested by the Board.

SECRETARY

110.
Subject to Section 3 of the Companies (Amendment) Act, 1982 the Secretary shall be appointed by the Directors for such term, at such remuneration and upon such conditions as they may think fit; and any Secretary so appointed may be removed by them.

111.
A provision of the Act or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.

18

THE SEAL

112.
The seal shall be used only by the authority of the Directors or of a committee of Directors authorised by the Directors in that behalf, and every instrument to which the seal shall be affixed shall be signed by a Director and shall be countersigned by the Secretary or by a second Director or by some other person appointed by the Directors for the purpose.

DIVIDENDS AND RESERVE

113.
The Company in general meeting may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

114.
The Directors may from time to time pay to the members such interim dividends as appear to the Directors to be justified by the profits of the Company in accordance with the provisions of Part IV of the Companies (Amendment) Act, 1983 which apply to the Company.

115.
No dividend shall be paid otherwise than out of profits.

116.
The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

117.
Subject to the rights of persons, if any, entitled to shares with special rights as to dividend, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid, but no amount paid or credited as paid on a share in advance of calls shall be treated for the purposes of this Article as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly.

118.
The Directors may deduct from any dividend payable to any member all sums of money (if any) immediately payable by him to the Company on account of calls or otherwise in relation to the shares of the Company.

119.
Any general meeting declaring a dividend or bonus may direct payment of such dividend or bonus wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stock of any other Company or in any one or more of such ways, and the Director shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

120.
Any dividend, interest or other moneys payable in cash in respect of any shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or, where there are joint holders, to the registered address of that one of the joint holders who is first named on the register or to such person and to such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it

19

  is sent. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses or other moneys payable in respect of the shares held by them as joint holders.

121.
No dividend shall bear interest against the Company.

ACCOUNTS

122.
The Directors shall cause proper books of account to be kept relating to:-

(a)
all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure takes place; and

(b)
all sales and purchases of goods by the Company; and

(c)
the assets and liabilities of the Company.

Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions.

123.
The books of account shall be kept at the office or, subject to Section 147 of the Act, at such other place as the Directors think fit, and shall at all reasonable times be open to the inspection of the Directors.

124.
The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or Articles the accounts and books of the Company or any of them shall be open to the inspection of members, not being Directors, and no member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by statute or authorised by the Directors or by the Company in general meeting provided always that this Article shall not apply to any shareholder who holds a majority in number of the issued shares of the Company, or any duly appointed representative or adviser of such shareholder.

125.
The Directors shall from time to time, in accordance with Sections 148, 150, 157 and 158 of the Act cause to be prepared and to be laid before the annual general meeting of the Company such profit and loss accounts, balance sheets, group accounts and reports as are required by those sections to be prepared and laid before the annual general meeting of the Company.

126.
A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors' report and auditors' report shall, not less than 21 days before the date of the annual general meeting be sent to every person entitled under the provisions of the Act to receive them.

CAPITALISATION OF PROFITS

127.
Subject to the Companies Acts, the Directors may from time to time resolve that any sum for the time being standing to the credit of any of the Company's reserves (including, without prejudice to the generality of the foregoing, any capital redemption reserve fund or share premium account) or to the credit of profit and loss account be capitalised and applied on behalf of the members who would have been entitled to receive the same if the same had been distributed by way of dividend and in the same proportions either in or towards paying up amounts for the time being unpaid on any shares held by them respectively or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to the sum capitalised (such shares or debentures to be allotted and distributed credited as fully paid up to and amongst such holders in the proportions aforesaid) or partly in one way and partly in another, so however, that the only purpose for which

20

  sums standing to the credit of the capital redemption reserve fund or the share premium account shall be applied shall be those permitted by Sections 62 and 64 of the Act.

128.
Subject to the Companies Acts, the Directors may from to time to time resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company's reserve accounts or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the company who would have been entitled to that sum if it were distributed by way of dividend (and in the same proportions).

129.
Whenever such a resolution is passed in pursuance of Article 127 or 128, the Directors shall make all appropriations and applications of the undivided profits resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any, and generally shall do all acts and things required to give effect thereto with full power to the Directors to make such provision as they shall think fit for the case of shares or debentures becoming distributable in fractions (and, in particular, without prejudice to the generality of the foregoing, to sell the shares or debentures represented by such fractions and distribute the net proceeds of such sale amongst the members otherwise entitled to such fractions in due proportions) and also to authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for the allotment to them respectively credited as fully paid up of any further shares or debentures to which they may become entitled on such capitalisation or, as the case may require, for the payment up by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing shares and any agreement made under such authority shall be effective and binding on all such members.

AUDIT

130.
Auditors shall be appointed and their duties regulated in accordance with Sections 160 to 163 of the Act.

NOTICES

131.
A notice may be given by the Company to any member either personally or by sending it by post to him to his registered address or by sending it by fax to such fax number as may have been notified by him to the Company.

132.
(a)
A notice or other document to be given, served or delivered in pursuance of these Articles or otherwise may be given to, served on or delivered to any member by the Company:

(i)
by handing it to the member or his or her authorised agent;

(ii)
by leaving it at the registered address of the member;

(iii)
by sending it by post in a pre-paid cover addressed to the member at his or her registered address; or

(iv)
by sending it by telefax or electronic message to the number or address or one of the numbers and/or addresses (if any) which the member may have furnished to the Company for the purposes of notices and/or documents being given, served or delivered to him or her.

(b)
Where a notice or document is given, served or delivered pursuant to sub-paragraph (a) (i) or (ii), the giving, service or delivery shall be deemed to have been effected at the time when it

21

    was handed to the member or his or her authorised agent, or left at the member's registered address (as the case may be).

  (c)
  Where a notice or document is given, served or delivered pursuant to sub-paragraph (a) (iii), the giving, service or delivery shall be deemed to have been effected at the expiration of twenty four hours after the cover containing it was posted. In proving such service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

  (d)
  Where a notice or document is given, served or delivered pursuant to sub-paragraph (a) (iv), the giving, service or delivery shall be deemed to have been effected at the time of transmission of the telefax or electronic message. In proving such service or delivery it shall be sufficient to prove that the machine or equipment sending such telefax or electronic message generated a proper transmission report showing a good transmission of such telefax or electronic message.

133.
A notice may be given by the Company to the joint holders of a share by giving the notice to the joint holder first named in the register in respect of the share.

134.
A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending it through the post in a prepaid letter addressed to them by name or by the title of representatives of the deceased or Official Assignee in bankruptcy or by any like description at the address supplied for the purpose by the persons claiming to be so entitled, or (until such an address has been so supplied) by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

135.
Every person who, by operation of law, transfer, or other means shall become entitled to any share shall be bound by every notice or other document which, previous to his name and address being entered on the register in respect of such share, shall have been given to the person in whose name the share shall have been previously registered.

136.
Any notice or document sent by post to the registered address of any member in pursuance of these presents shall, notwithstanding that such member be then deceased, and whether or not the Company have notice of his decease, be deemed to have been duly served in respect of any shares held by such member (whether solely or jointly with other person or persons) until some other person or persons be registered in his stead as the holder or joint holders thereof, and such service shall for all purposes of these presents be deemed a sufficient service of such notice or document on his or her executors or administrators, and all persons (if any) jointly interested with him or her in any such share.

137.
The signature to any notice to be given by the Company may be written or printed.

138.
Notice of every general meeting shall be given in any manner hereinbefore authorised to:

(a)
every member;

(b)
every director;

(c)
every person upon whom the ownership of a share devolves by reason of his being a personal representative or the Official Assignee in bankruptcy of a member, where the member but for his death or bankruptcy would be entitled to receive notice of the meeting; and

(d)
the auditor for the time being of the Company.

No other person shall be entitled to receive notices of general meetings.

22

WINDING UP

139.
If the Company is wound up, the liquidator may, with the sanction of a special resolution of the Company and any other sanction required by the Act, divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the members or different classes of members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no member shall be compelled to accept any shares or other securities whereon there is any liability.

INDEMNITY

140.
Subject to the Companies Acts, every Director or other officer of the Company shall be entitled to be indemnified out of the assets of the Company against all losses or liabilities which he may sustain or incur in or about the execution of the duties of his office or otherwise in relation thereto.

SECRECY

141.
No member shall be entitled to require discovery of or any information respecting any detail of the trading of the Company or any matter which is or may be in the nature of a trade secret, mystery of trade, or secret process which may relate to the conduct of the business of the Company, and which, in the opinion of the Directors, it would be inexpedient in the interests of the members of the Company to communicate to the public.

SINGLE-MEMBER COMPANY

142.
If the Company is a single-member company and it enters into a contract with the sole member which is not in the ordinary course of business and which is not in writing, and the sole member also represents the Company in the transaction (whether as a director or otherwise), the Directors shall ensure that the terms of the contract are forthwith set out in a written memorandum or are recorded in the minutes of the next Directors' meeting.

143.
If the Company ceases to be a single-member company, it shall notify the Registrar of Companies as provided in the Single-Member Company Regulations.

23

Appendix D

THE COMPANIES ACTS 1985 to 1989

PRIVATE COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION OF

AXIS SPECIALTY UK LIMITED

1.
PRELIMINARY

1.1  The regulations contained in Table A in the Schedule to the Companies (Tables A to F) Regulations 1985 (SI 1985 No. 805) as amended by the Companies (Tables A to F) (Amendment) Regulations 1985 (SI 1985 No. 1052) and as further amended by the Companies Act 1985 (Electronic Communications) Order 2000 (SI 2000 No. 3373) (such Table being hereinafter called "Table A") shall apply to the Company save in so far as they are excluded or varied hereby and such regulations (save as so excluded or varied) and the Articles hereinafter contained shall be the Articles of Association of the Company.

1.2  In these Articles the expressions:-

"the Act"	means the Companies Act 1985, but so that any reference in these Articles to any provision of the Act shall be deemed to include a reference to any statutory modification or re-enactment of that provision for the time being in force; and
"subsidiary company"
means a company which is a subsidiary of another within the meaning of section 736 of the Act except that a company shall not be regarded as a subsidiary of another by reason only of the fact that that other is a member of it and has the right to appoint or remove a majority of its board of directors and the definition of "holding company" in the said section shall be construed accordingly.

2.  ALLOTMENT OF SHARES

2.1  In accordance with section 91(1) of the Act sections 89(1) and 90(1) to (6) (inclusive) of the Act shall not apply to the Company.

2.2  The directors are generally and unconditionally authorised for the purposes of section 80 of the Act to exercise any power of the Company for allot and grant rights to subscribe for or convert securities into shares of the Company up to the amount of the authorised share capital with which the Company is incorporated at any time or times during the period of five years from the date of incorporation and the directors may, after that period, allot any shares or grant any such rights under this authority in pursuance of an offer or agreement so to do made by the Company within that period. The authority hereby given may at any time (subject to the said section 80) be renewed, revoked or varied by ordinary resolution.

3.  SHARES

3.1  The lien conferred by regulation 8 in Table A shall attach also to fully paid-up shares, and the Company shall also have a first and paramount lien on all shares, whether fully paid or not, standing registered in the name of any person indebted or under liability to the Company, whether he shall be the sole registered holder thereof or shall be one of two or more joint holders, for all moneys presently payable by him or his estate to the Company. Regulation 8 in Table A shall be modified accordingly.

3.2  The liability of any member in default in respect of a call shall be increased by the addition at the end of the first sentence of regulation 18 in Table A of the words "and all expenses that may have been incurred by the Company by reason of such non-payment".

4.  GENERAL MEETINGS AND RESOLUTIONS

4.1  Every notice convening a general meeting shall comply with the provisions of section 372(3) of the Act as to giving information to members in regard to their right to appoint proxies; and notices of and other communications relating to any general meeting which any member is entitled to receive shall be sent to the directors and to the auditors for the time being of the Company.

4.2  Regulation 37 in Table A shall be read and construed as if the last sentence were omitted therefrom.

4.3.1  No business shall be transacted at any general meeting unless a quorum is present. Subject to article 4.3.2 below, two persons entitled to vote upon the business to be transacted, each being a member of a proxy for a member or a duly authorised representative of a corporation, shall be a quorum.

4.3.2  If and for so long as the Company has only one member, that member present in person or by proxy or (if that member is a corporation) by a duly authorised representative shall be a quorum.

4.3.3  If a quorum is not present within half an hour from the time appointed for a general meeting the general meeting shall stand adjourned to the same day in the next week at the same time and place or to such other day and at such other time and place as the directors may determine; and if at the adjourned general meeting a quorum is not present within half an hour from the time appointed therefor such adjourned general meeting shall be dissolved.

4.3.4  Regulations 40, 41 and 53 in Table A shall not apply to the Company.

4.4.1  Resolutions under section 303 of the Act for the removal of a director before the expiration of his period of office and under section 391 of the Act for the removal of an auditor before the expiration of his period of office shall only be considered by the Company in general meeting.

4.5  A member present at a meeting by proxy shall be entitled to speak at the meeting and shall be entitled to one vote on a show of hands. In any case where the same person is appointed proxy for more than one member he shall on a show of hands have as many votes as the number of members for whom he is proxy. Regulation 54 in Table A shall be modified accordingly.

4.6.1  Regulation 62 in Table A shall be read and construed as if the words "within the United Kingdom" were omitted therefrom.

4.6.2  Unless resolved by ordinary resolution that regulation 62 in Table A shall apply without the following modification, the appointment of a proxy and any authority under which the proxy is appointed or a copy of such authority certified notarially or in some other way approved by the directors may be deposited or received at the place specified in regulation 62 in Table A up to the commencement of the meeting or (in any case where a poll is taken otherwise than at the meeting) of the taking of the poll or may be handed to the chairman of the meeting prior to the commencement of the business of the meeting.

5.  APPOINTMENT OF DIRECTORS

5.1.1  Regulation 64 in Table A shall not apply to the Company.

5.1.2  The maximum number and minimum number respectively of the directors may be determined from time to time by ordinary resolution. Subject to and in default of any such determination there shall be no maximum number of directors and the minimum number of directors shall be one. Whenever the minimum number of directors is one, a sole director shall have authority to exercise all

2

the powers and discretions by Table A and by these Articles expressed to be vested in the directors generally, and regulation 89 in Table A shall be modified accordingly.

5.2  The directors shall not be required to retire by rotation and regulations 73 to 80 (inclusive) in Table A shall not apply to the Company.

5.3  No person shall be appointed a director at any general meeting unless either:-

        (a)  he is recommended by the directors; or

        (b)  not less than 14 nor more than 35 clear days before the date appointed for the general meeting, notice signed by a member qualified to vote at the general meeting has been given to the Company of the intention to propose that person for appointment, together with notice signed by that person of his willingness to be appointed.

5.4.1  Subject to article 5.3 above, the Company may by ordinary resolution appoint any person who is willing to act to be a director, either to fill a vacancy or as an additional director.

5.4.2  The directors may appoint a person who is willing to act to be a director, either to fill a vacancy or as an additional director, provided that the appointment does not cause the number of directors to exceed any number determined in accordance with article 5.1.2 above as the maximum number of directors and for the time being in force. A director so appointed shall hold office only until the next following general meeting. If not reappointed at such general meeting, he shall vacate office at the conclusion thereof.

6.  VOTING AT A SUBSIDIARY'S GENERAL MEETING

6.1  Subject to article 6.2, but notwithstanding any other provision of these Articles of Association to the contrary, if the Company is required or entitled to vote at a general meeting of any subsidiary of the Company (other than a matter referred to in article 6.2), the Directors shall refer the subject matter of the vote to the members of the Company on a poll and seek authority from the members for the Company's corporate representative or proxy to vote in favour of the resolution proposed by the subsidiary. The directors shall cause the Company's corporate representative or proxy to vote the Company's shares in the subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company's corporation representative or proxy to demand a poll and to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the subsidiary.

6.2  The provisions of article 6.1 shall not apply to any vote at a general meeting (or written resolution of shareholders) of a direct subsidiary whose subject matter is:

  6.2.1  the appointment or removal of the subsidiary's auditors (including without limitation, auditor's reports) or the fixing of their remuneration;

  6.2.2  the consideration or approval of financial statements and related reports; or

  6.2.3  fixing or approving the remuneration of directors of the subsidiary.

7.  BORROWING POWERS

7.1  The directors may exercise all the powers of the Company to borrow money without limit as to amount and upon such terms and in such manner as they think fit, and subject (in the case of any security convertible into shares) to section 80 of the Act to grant any mortgage, charge or standard security over its undertaking, property and uncalled capital, or any part thereof, and to issue debentures, debenture stock, and other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

3

8.  ALTERNATE DIRECTORS

8.1  Unless otherwise determined by the Company in general meeting by ordinary resolution an alternate director shall not be entitled as such to receive any remuneration from the Company, save that he may be paid by the Company such part (if any) of the remuneration otherwise payable to his appointor as such appointor may be notice in writing to the Company from time to time direct, and the first sentence of regulation 66 in Table A shall be modified accordingly.

8.2  A director, or any such person as is mentioned in regulation 65 Table A, may act as an alternate director to represent more than one director, and an alternate director shall be entitled at any meeting of the directors or of any committee of the directors to one vote for every director whom he represents in addition to his own vote (if any) as a director, but he shall count as only one for the purpose of determining whether a quorum is present.

8.3  Regulation 66 in Table A shall be read and construed as if the last sentence were omitted therefrom.

9.  GRATUITIES AND PENSIONS

9.1.1  The directors may exercise the powers of the Company conferred by its Memorandum of Association in relation to the payment of pensions, gratuities and other benefits and shall be entitled to retain any benefits received by them or any of them by reason of the exercise of any such powers.

9.1.2  Regulation 87 in Table A shall not apply to the Company.

10.  NOTICES

10.1  Regulation 112 in Table A shall be read and construed as if the third sentence was omitted therefrom.

10.2  Regulation 116 in Table A shall be read and construed as if the words "within the United Kingdom" were omitted therefrom.

11.  MEETINGS

11.1  In this article "communication" and "electronic communication" shall bear the meanings set forth in the Electronic Communications Act 2000 or any statutory modification or re-enactment thereof.

11.2  A person in communication by electronic means with the chairman and with all other parties to a meeting of the directors or of a committee of the directors shall be regarded for all purposes as personally attending such a meeting provided that but only for so long as at such a meeting he has the ability to communicate interactively and simultaneously with all other parties attending the meeting including all persons attending by electronic means.

11.3  A meeting at which one or more of the directors attends by electronic means is deemed to be held at such place as the directors shall at the said meeting resolve. In the absence of all resolution as aforesaid, the meeting shall be deemed to be held at the place, if any, where a majority of the directors attending the meeting are physically present, or in default of such a majority, the place at which the chairman of the meeting is physically present.

12.  PROCEEDINGS OF DIRECTORS

12.1.1  Regulation 88 in Table A shall be read and construed as if the third sentence were omitted therefrom.

12.1.2  A director may vote, at any meeting of the directors or of any committee of the directors, on any resolution, notwithstanding that it in any way concerns or relates to a matter in which he has, directly, or indirectly, any kind of interest whatsoever, and if he shall vote on any such resolution his

4

vote shall be counted; and in relation to any such resolution as aforesaid he shall (whether or note he shall vote on the same) be taken into account in calculating the quorum present at the meeting.

12.1.3  Each director shall comply with his obligations to disclose his interest in contracts under section 317 of the Act.

12.1.4  Regulations 94 to 97 (inclusive) in Table A shall not apply to the Company.

13.  THE SEAL

13.1  If the Company has a seal it shall only be used with the authority of the directors or of a committee of directors. The directors may determine who shall sign any instrument to which the seal is affixed and unless otherwise so determined it shall be signed by a director and by the secretary or second director. The obligation under regulation 6 in Table A relating to the sealing of share certificates shall apply only if the Company has a seal. Regulation 101 in Table A shall not apply to the Company.

13.2  The Company may exercise the powers conferred by section 39 of the Act with regard to having an official seal for use abroad, and such powers shall be vested in the directors.

14.  INDEMNITY

14.1  Every director or other officer or auditor of the Company shall be indemnified out of the assets of the Company against all losses or liabilities which he may sustain or incur in or about the execution of the duties of his office or otherwise in relation thereto, including any liability incurred by him in defending any proceedings, whether civil or criminal, or in connection with any application under section 144 or section 727 of the Act in which relief is granted to him by the Court, and no director or other officer shall be liable for any loss, damage or misfortune which may happen to or be incurred by the Company in the execution of the duties of his office or in relation thereto. But this article shall only have effect in so far as its provisions are not avoided by section 310 of the Act.

14.2  The directors shall have power to purchase and maintain for any director, officer or auditor of the Company insurance against any such liability as is referred to in section 310(1) of the Act.

14.3  Regulation 118 in Table A shall not apply to the Company.

15.  TRANSFER OF SHARES

15.1  The directors may, in their absolute discretion and without assigning any reason therefor, decline to register the transfer of a share, whether or not it is fully paid share.

15.2  The first sentence of regulation 24 in Table A shall not apply to the Company.

5

[AXIS LOGO]

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET/TELEPHONE
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET HTTPS://WWW.PROXYVOTENOW.COM/AXS		TELEPHONE 1-866-204-2991 1-610-889-0503		MAIL
• • •	Go to the website address listed above. Have your proxy card ready. Follow the simple instructions that appear on your computer screen.	• • •	Use any touch tone telephone. Have your proxy card ready. Follow the simple recorded instructions.	• • •	Mark, sign and date your proxy card. Detach your proxy card. Return your proxy card in the enclosed envelope.

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE

P
R
O
X
Y

AXIS CAPITAL HOLDINGS LIMITED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew Cook, Carol S. Rivers and Clare E. Moran, and each of them, as proxies of the undersigned, with full power of substitution, to vote all of the common shares of AXIS Capital Holdings Limited held in the name of the undersigned at the close of business on September 30, 2004 on all matters presented at the Special General Meeting of Shareholders of AXIS Capital Holdings Limited to be held on December 9, 2004 in Pembroke, Bermuda, and at any postponement or adjournment thereof.

        IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES THAT IT REPRESENTS WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS 1 - 7.

(Continued, and to be marked, signed and dated, on the other side)

Please mark, sign and date your proxy card and return it in the enclosed envelope.	PLEASE MARK YOUR VOTE AS INDICATED IN THIS EXAMPLE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 - 7.

1.		FOR	AGAINST	ABSTAIN
	To amend the bye-laws of AXIS Capital Holdings Limited as described in the proxy statement.	☐	☐	☐
2.		FOR	AGAINST	ABSTAIN
	To amend the bye-laws of AXIS Specialty Limited as described in the proxy statement.	☐	☐	☐
3.		FOR	AGAINST	ABSTAIN
	To amend the articles of association articles of association of AXIS Specialty Holdings Ireland Limited as described in the proxy statement.	☐	☐	☐
4.		FOR	AGAINST	ABSTAIN
	To authorize the elections by AXIS Capital Holdings Limited and AXIS Specialty Holdings Ireland Limited to dispense with the annual general meetings of the Irish subsidiaries of AXIS Capital Holdings Limited.	☐	☐	☐
5.		FOR	AGAINST	ABSTAIN
	To amend the articles of association of AXIS Specialty UK Ireland Limited as described in the proxy statement.	☐	☐	☐
6.		FOR	AGAINST	ABSTAIN
	To authorize the liquidation of AXIS Specialty UK Holdings Limited.	☐	☐	☐
7.		FOR	AGAINST	ABSTAIN
	To authorize the dissolution of AXIS Specialty (Barbados) Limited.	☐	☐	☐

In their judgment, upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

DATE:	, 2004

SIGNATURE(S)

IMPORTANT: Please sign exactly as your name(s) appear(s) hereon. If you are acting as attorney-in-fact, corporate officer or in another representative capacity, please indicate the capacity in which you are signing.

2

QuickLinks

AXIS CAPITAL HOLDINGS LIMITED 106 PITTS BAY ROAD, PEMBROKE HM 08, BERMUDA
PROXY STATEMENT FOR THE SPECIAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 9, 2004
1. AMENDMENTS TO OUR BYE-LAWS
2. AMENDMENTS TO THE BYE-LAWS OF AXIS SPECIALTY LIMITED
3. AMENDMENTS TO THE ARTICLES OF ASSOCIATION OF AXIS SPECIALTY HOLDINGS IRELAND LIMITED
4. ELECTIONS TO HAVE OUR IRISH SUBSIDIARIES DISPENSE WITH THEIR ANNUAL GENERAL MEETINGS
5. AMENDMENTS TO THE ARTICLES OF ASSOCIATION OF AXIS SPECIALTY UK LIMITED
6. LIQUIDATION OF AXIS SPECIALTY UK HOLDINGS LIMITED
7. DISSOLUTION OF AXIS SPECIALTY (BARBADOS) LIMITED
PRINCIPAL SHAREHOLDERS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
BYE-LAWS of AXIS CAPITAL HOLDINGS LIMITED Effective 9th December, 2004
INTERPRETATION
BOARD OF DIRECTORS
OFFICERS
MINUTES
INDEMNITY
MEETINGS
VOTES OF MEMBERS
SHARE CAPITAL AND SHARES
REGISTER OF MEMBERS
TRANSFER OF SHARES
TRANSMISSION OF SHARES
DIVIDENDS AND OTHER DISTRIBUTIONS
CERTAIN SUBSIDIARIES
CAPITALISATION
ACCOUNTS AND FINANCIAL STATEMENTS
AUDIT
NOTICES
SEAL OF THE COMPANY
WINDING-UP
ALTERATION OF BYE-LAWS
SCHEDULE—FORM A (Bye-law 62)
NOTICE OF LIABILITY TO FORFEITURE FOR NON PAYMENT OF CALL
SCHEDULE—FORM B (Bye-law 67)
TRANSFER OF A SHARE OR SHARES
SCHEDULE—FORM C (Bye-Law 71) TRANSFER BY A PERSON BECOMING ENTITLED ON DEATH/BANKRUPTCY OF A MEMBER
BYE-LAWS OF AXIS SPECIALTY LIMITED (adopted on 9th December 2004)
TABLE OF CONTENTS
INTERPRETATION
SHARES
REGISTRATION OF SHARES
ALTERATION OF SHARE CAPITAL
DIVIDENDS AND CAPITALISATION
MEETINGS OF MEMBERS
DIRECTORS AND OFFICERS
MEETINGS OF THE BOARD OF DIRECTORS
CORPORATE RECORDS
ACCOUNTS
AUDITS
VOLUNTARY WINDING-UP AND DISSOLUTION
CHANGES TO CONSTITUTION
CERTAIN SUBSIDIARIES
COMPANIES ACTS, 1963 to 2001 SINGLE MEMBER COMPANY LIMITED BY SHARES ARTICLES OF ASSOCIATION OF AXIS SPECIALTY HOLDINGS IRELAND LIMITED ARTICLES
PRIVATE COMPANY
SHARE CAPITAL AND VARIATION OF RIGHTS
PURCHASE OF OWN SHARES
LIEN
CALLS ON SHARES
TRANSFER OF SHARES
FORFEITURE OF SHARES
ALTERATION OF CAPITAL
GENERAL MEETINGS
PROCEEDINGS AT GENERAL MEETINGS
VOTES OF MEMBERS
AXIS SPECIALTY HOLDINGS IRELAND LIMITED
BODIES CORPORATE ACTING BY REPRESENTATIVES AT MEETINGS
DIRECTORS
BORROWING POWERS
POWERS AND DUTIES OF DIRECTORS
PROCEEDINGS OF DIRECTORS
EXECUTIVE OFFICES
SECRETARY
THE SEAL
DIVIDENDS AND RESERVE
ACCOUNTS
CAPITALISATION OF PROFITS
AUDIT
NOTICES
WINDING UP
INDEMNITY
SECRECY
SINGLE-MEMBER COMPANY
THE COMPANIES ACTS 1985 to 1989 PRIVATE COMPANY LIMITED BY SHARES ARTICLES OF ASSOCIATION OF AXIS SPECIALTY UK LIMITED